As filed with the Securities and Exchange Commission on January 21, 2021

File No. 33-89088

811-08972

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST EFFECTIVE AMENDMENT NO. 31

TO

Form S-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF

SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED

ON FORM N-8B-2

A.	Exact name of Trust:

SPDR S&P MIDCAP 400 ETF TRUST

(formerly known as MIDCAP SPDR TRUST SERIES 1 prior to January 27, 2010)

(I.R.S. Employer Identification Number: 13-7077797)

B.	Name of Depositor:

PDR SERVICES LLC

C.	Complete address of Depositor’s principal executive office:

PDR SERVICES LLC

c/o NYSE Holdings LLC

11 Wall Street

New York, New York 10005

D.	Name and complete address of agent for service:

Sherry J. Sandler, Esq.

PDR SERVICES LLC

c/o NYSE Holdings LLC

11 Wall Street

New York, New York 10005

Copy to:

Gregory S. Rowland, Esq.

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b) of Rule 485.

E.	Title of securities being registered:

An indefinite number of Units pursuant to Rule 24f-2 under the Investment Company Act of 1940.

F.	Approximate date of proposed public offering:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

☐	Check box if it is proposed that this filing will become effective on [date] at [time] pursuant to Rule 487.

SPDR S&P MIDCAP 400 ETF TRUST

Cross Reference Sheet

Pursuant to Regulation C

Under the Securities Act of 1933, as amended

(Form N-8B-2 Items required by Instruction 1

as to Prospectus in Form S-6)

Form N-8B-2 Item Number	Form S-6 Heading in Prospectus
I. Organization and General Information

1. (a) Name of Trust	Registration Statement Front Cover

(b) Title of securities issued	Registration Statement Front Cover

2. Name, address and Internal Revenue Service Employer Identification Number of depositor	Sponsor

3. Name, address and Internal Revenue Service Employer Identification Number of trustee	Trustee

4. Name, address and Internal Revenue Service Employer Identification Number of principal underwriter	*

5. State of organization of Trust	Organization of the Trust

6. (a) Dates of execution and termination of Trust Agreement	Organization of the Trust

(b) Dates of execution and termination of Trust Agreement 7. Changes of name	Same as set forth in 6(a) *

8. Fiscal Year	*

9. Material Litigation	*

II. General Description of the Trust and Securities of the Trust

10. (a) Registered or bearer securities	Summary—Voting Rights; Book-Entry-Only System; Book-Entry-Only System

(b) Cumulative or distributive	Summary—Dividends; Dividends and Distributions; Additional Information Regarding Dividends and Distributions

(c) Rights of holders as to withdrawal or redemption	Summary—Redemption of Units; Purchases and Redemptions of Creation Units—Redemption

(d) Rights of holders as to conversion, transfer, etc.	Summary—Redemption of Units; Purchases and Redemptions of Creation Units—Redemption; Trust Agreement

(e) Lapses or defaults in principal payments with respect to periodic payment plan certificates	*

(f) Voting rights	Summary—Voting Rights; Book-Entry-Only System; Trust Agreement

(g) Notice to holders as to change in:

(1) Composition of Trust assets	*

(2) Terms and conditions of Trust’s securities	Summary—Amendments to the Trust Agreement; Trust Agreement—Amendments to the Trust Agreement

(3) Provisions of Trust Agreement	Same as set forth in 10(g)(2)

(4) Identity of depositor and trustee	Sponsor; Trustee

(h) Consent of holders required to change:

(1) Composition of Trust assets	*

(2) Terms and conditions of Trust’s securities	Summary—Amendments to the Trust Agreement; Trust Agreement—Amendments to the Trust Agreement

(3) Provisions of Trust Agreement	Same as set forth in 10(h)(2)

(4) Identity of depositor and trustee	Sponsor; Trustee

*	Not applicable, answer negative or not required.

i

Form N-8B-2 Item Number	Form S-6 Heading in Prospectus
(i) Other principal features of the securities	Summary—The Trust’s Investments and Portfolio Turnover; Summary—Redemption of Units; Summary—Amendments to the Trust Agreement; Purchases and Redemptions of Creation Units; Trust Agreement

11. Type of securities comprising units	Summary—The Trust’s Investments and Portfolio Turnover; Portfolio Adjustments

12. Certain information regarding securities comprising periodic payment certificates	*

13. (a) Certain information regarding loads, fees, expenses and charges	Summary—Fees and Expenses of the Trust; Summary—The Trust’s Investments and Portfolio Turnover; Expenses of the Trust; Purchases and Redemptions of Creation Units—Redemption

(b) Certain information regarding periodic payment plan certificates	*

(c) Certain percentages	Same as set forth in 13(a)

(d) Reasons for certain differences in prices	*

(e) Certain other loads, fees, or charges payable by holders	*

(f) Certain profits receivable by depositor, principal underwriters, custodian, trustee or affiliated persons	Summary—The Trust’s Investments and Portfolio Turnover; Portfolio Adjustments—Adjustments to the Portfolio Deposit

(g) Ratio of annual charges and deductions to income	*

14. Issuance of Trust’s securities	Purchases and Redemptions of Creation Units—Purchase (Creation)

15. Receipt and handling of payments from purchasers	Purchases and Redemptions of Creation Units

16. Acquisition and disposition of underlying securities	Purchases and Redemptions of Creation Units;

Portfolio Adjustments; Trust Agreement

17. (a) Withdrawal or redemption by holders	Trust Agreement; Purchases and Redemptions of Creation Units—Redemption

(b) Persons entitled or required to redeem or repurchase securities	Same as set forth in 17(a)

(c) Cancellation or resale of repurchased or redeemed securities	Same as set forth in 17(a)

18. (a) Receipt, custody and disposition of income	Additional Information Regarding Dividends and Distributions—General Policies

(b) Reinvestment of distributions	Dividends and Distributions—Dividend Reinvestment Service

(c) Reserves or special funds	Same as set forth in 18(a)

(d) Schedule of distributions	*

19. Records, accounts and reports	The S&P MidCap 400 Index; Additional Information Regarding Dividends and Distributions—General Policies;

Investments by Investment Companies; Expenses of the Trust

20. Certain miscellaneous provisions of Trust Agreement

(a) Amendments	Trust Agreement—Amendments to the Trust Agreement

(b) Extension or termination	Trust Agreement—Amendments to the Trust Agreement; Trust Agreement—Termination of the Trust Agreement; Organization of the Trust

(c) Removal or resignation of trustee	Trustee

(d) Successor trustee	Same as set forth in 20(c)

(e) Removal or resignation of depositor	Sponsor

(f) Successor depositor	Same as set forth in 20(e)

21. Loans to security holders	*

22. Limitations on liabilities	Trustee; Sponsor

23. Bonding arrangements	*

24. Other material provisions of Trust Agreement	*

III. Organization, Personnel and Affiliated Persons of Depositor

25. Organization of depositor	Sponsor

26. Fees received by depositor	*

*	Not applicable, answer negative or not required.

Form N-8B-2 Item Number	Form S-6 Heading in Prospectus
27. Business of depositor	Sponsor

28. Certain information as to officials and affiliated persons of depositor	Sponsor

29. Ownership of voting securities of depositor	Sponsor

30. Persons controlling depositor	Sponsor

31. Payments by depositor for certain services rendered to Trust	*

32. Payments by depositor for certain other services rendered to Trust	*

33. Remuneration of employees of depositor for certain services rendered to Trust	*

34. Compensation of other persons for certain services rendered to Trust	*

IV. Distribution and Redemption of Securities

35. Distribution of Trust’s securities in states	*

36. Suspension of sales of Trust’s securities	*

37. Denial or revocation of authority to distribute	*

38. (a) Method of distribution	Purchases and Redemptions of Creation Units—Purchase (Creation)

(b) Underwriting agreements	Purchases and Redemptions of Creation Units

(c) Selling agreements	Same as set forth in 38(b)

39. (a) Organization of principal underwriter	Distributor

(b) NASD membership of principal underwriter	Distributor

40. Certain fees received by principal underwriters	*

41. (a) Business of principal underwriters	Purchases and Redemptions of Creation Units; Distributor

(b) Branch offices of principal underwriters	*

(c) Salesmen of principal underwriters	*

42. Ownership of Trust’s securities by certain persons	*

43. Certain brokerage commissions received by principal underwriters	*

44. (a) Method of valuation for determining offering price	Portfolio Adjustments; Determination of Net Asset Value

(b) Schedule as to components of offering price	*

(c) Variation in offering price to certain persons	*

45. Suspension of redemption rights	*

46. (a) Certain information regarding redemption or withdrawal valuation	Determination of Net Asset Value; Purchases and Redemptions of Creation Units—Redemption

(b) Schedule as to components of redemption price	*

47. Maintenance of position in underlying securities	Purchases and Redemptions of Creation Units; Portfolio Adjustments; Determination of Net Asset Value; Additional Information Regarding Dividends and Distributions—General Policies

V. Information Concerning the Trustee or Custodian

48. Organization and regulation of trustee	Trustee

49. Fees and expenses of trustee	Summary—Fees and Expenses of the Trust; Expenses of the Trust; Purchases and Redemptions of Creation Units—Redemption

50. Trustee’s lien	Expenses of the Trust; Purchases and Redemptions of Creation Units—Redemption

VI. Information Concerning Insurance of Holders of Securities

51. (a) Name and address of insurance company	*

(b) Types of policies	*

(c) Types of risks insured and excluded	*

(d) Coverage	*

(e) Beneficiaries	*

(f) Terms and manner of cancellation	*

(g) Method of determining premiums	*

*	Not applicable, answer negative or not required.

Form N-8B-2 Item Number	Form S-6 Heading in Prospectus
(h) Aggregate premiums paid	*

(i) Recipients of premiums	*

(j) Other material provisions of Trust Agreement relating to insurance	*

VII. Policy of Registrant

52. (a) Method of selecting and eliminating securities from the Trust	Purchases and Redemptions of Creation Units; Portfolio Adjustments; Trust Agreement

(b) Elimination of securities from the Trust	Portfolio Adjustments

(c) Policy of Trust regarding substitution and elimination of securities	Portfolio Adjustments; Trust Agreement

(d) Description of any other fundamental policy of the Trust	*

(e) Code of Ethics pursuant to Rule 17j-1 of the 1940 Act	Code of Ethics

53. (a) Taxable status of the Trust	Federal Income Taxes

(b) Qualification of the Trust as a regulated investment company	Same as set forth in 53(a)

VIII. Financial and Statistical Information

54. Information regarding the Trust’s last ten fiscal years	*

55. Certain information regarding periodic payment plan certificates	*

56. Certain information regarding periodic payment plan certificates	*

57. Certain information regarding periodic payment plan certificates	*

58. Certain information regarding periodic payment plan certificates	*

59. Financial statements (Instruction 1(c) to Form S-6)	*

*	Not applicable, answer negative or not required.

Undertaking to File Reports

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulations of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

SPDR® S&P MIDCAP 400® ETF Trust

(“MDY” or the “Trust”)

(A Unit Investment Trust)

Principal U.S. Listing Exchange for SPDR® S&P MIDCAP 400® ETF Trust: NYSE Arca, Inc. under the symbol “MDY”

Prospectus Dated January 21, 2021

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Securities of the Trust (“Units”) are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are such Units deposits or obligations of any bank. Such Units of the Trust involve investment risks, including the loss of principal.

COPYRIGHT 2021 PDR Services LLC

SPDR S&P MIDCAP 400 ETF TRUST

“Standard & Poor’s®,” “S&P®,” “SPDR®,” “S&P MidCap 400®,” “Standard & Poor’s MidCap 400 IndexTM,” “S&P MidCap 400 IndexTM” and “Standard & Poor’s MidCap 400 Depositary ReceiptsTM” are trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC (“S&P”) and sublicensed for use by State Street Global Advisors Funds Distributors, LLC. The Trust is permitted to use these trademarks pursuant to a sublicense from State Street Global Advisors Funds Distributors, LLC. The Trust is not sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.

i

SUMMARY

Investment Objective

SPDR® S&P MIDCAP 400® ETF Trust (the “Trust”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P MidCap 400® IndexTM (the “Index”).

Fees and Expenses of the Trust

This table estimates the fees and expenses that the Trust pays on an annual basis, which you therefore pay indirectly when you buy and hold Units. It does not reflect brokerage commissions and other fees to financial intermediaries that you may pay for purchases and sales of Units on the secondary markets.

Unitholder Fees:	None
(fees paid directly from your investment)

Estimated Annual Trust Ordinary Operating Expenses:

(expenses that you pay each year as a percentage of the value of your investment)

Current Estimated Annual Trust Ordinary Operating Expenses	As a % of Trust Average Net Assets
Trustee’s Fee	0.10%
S&P License Fee	0.03%
Marketing	0.10%

Total	0.23%

Future accruals will depend primarily on the level of the Trust’s net assets and the level of expenses. There is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.23% of the Trust’s daily net asset value.

Growth of $10,000 Investment Since Inception(1)(2)

(1)	Past performance is not necessarily an indication of how the Trust will perform in the future.

(2)	Effective as of September 30, 1997, the Trust’s fiscal year end changed from December 31 to September 30.

The Trust’s Investments and Portfolio Turnover

The Trust seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Index (the “Portfolio”), with the weight of each stock in the Portfolio substantially corresponding to the weight of such stock in the Index.

In this prospectus, the term “Portfolio Securities” refers to the common stocks that are actually held by the Trust and make up the Trust’s Portfolio, while the term “Index Securities” refers to the common stocks that are included in the Index, as determined by the index provider, S&P Dow Jones Indices LLC (“S&P”). At any time, the Portfolio will consist of as many of the Index Securities as is practicable. To maintain the correspondence between the composition and weightings of Portfolio Securities and Index Securities, the Trustee adjusts the Portfolio from time to time to conform to periodic changes made by S&P to the identity and/or relative weightings of Index Securities in the Index. The Trustee aggregates certain of these adjustments and makes changes to the Portfolio at least monthly, or more frequently in the case of significant changes to the Index.

The Trust may pay transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its Portfolio). Such transaction costs may be higher if there are significant rebalancings of Index Securities in the Index, which may also result in higher taxes when Units are held in a taxable account. These costs, which are not reflected in estimated annual Trust ordinary operating expenses, affect the Trust’s performance. During the most recent fiscal year, the Trust’s portfolio turnover rate was 20.78% of the average value of its portfolio. The Trust’s portfolio turnover rate does not include securities received or delivered from processing creations or redemptions of Units. Portfolio turnover will be a function of changes to the Index as well as requirements of the Trust Agreement (as defined below in “Organization of the Trust”).

Although the Trust may fail to own certain Index Securities at any particular time, the Trust generally will be substantially invested in Index Securities, which should result in a close correspondence between the performance of the Index and the performance of the Trust. See “The S&P MidCap 400 Index” below for more information regarding the Index. The Trust does not hold or trade futures or swaps and is not a commodity pool.

Dividends

Payments of dividends are made quarterly, on the last Business Day (as defined in Purchases and Redemptions of Creation Units — Purchase (Creation)”) of April, July, October and January. See “Dividends and Distributions” and “Additional Information Regarding Dividends and Distributions.”

Redemption of Units

Only certain institutional investors (typically market makers or other broker-dealers) are permitted to purchase or redeem Units directly with the Trust, and they may do so only in large blocks of 25,000 Units known as “Creation Units.” See “Purchases and Redemptions of Creation Units — Redemption” and “Trust Agreement” for more information regarding the rights of Beneficial Owners (as defined in “Book-Entry-Only System”).

Voting Rights; Book-Entry-Only-System

Beneficial Owners shall not have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement. See “Trust Agreement.” Units are represented by one or more global securities registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”) and deposited with, or on behalf of, DTC. See “Book-Entry-Only System.”

Amendments to the Trust Agreement

The Trust Agreement (as defined below in “Organization of the Trust”) may be amended from time to time by the Trustee and PDR Services, LLC (the “Sponsor”) without the consent of any Beneficial Owners to cure certain defects or as may be required by applicable laws. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners to modify the rights of Beneficial Owners under certain circumstances. Promptly after the execution of an amendment to the Trust Agreement, the Trustee arranges for written notice to be provided to Beneficial Owners. See “Trust Agreement — Amendments to the Trust Agreement.”

Principal Risks of Investing in the Trust

As with all investments, there are certain risks of investing in the Trust, and you could lose money on an investment in the Trust. Prospective investors should carefully consider the risk factors described below, as well as the additional risk factors under “Additional Risk Information” and the other information included in this prospectus, before deciding to invest in Units.

Passive Strategy/Index Risk.    The Trust is not actively managed. Rather, the Trust attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Trust will hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Trust’s return to be lower than if the Trust employed an active strategy.

Index Tracking Risk.    While the Trust is intended to track the performance of the Index as closely as possible (i.e., to achieve a high degree of correlation with the Index), the Trust’s return may not match or achieve a high degree of correlation with the return of the Index due to expenses and transaction costs incurred in adjusting the Portfolio. In addition, it is possible that the Trust may not always fully replicate the performance of the Index due to the unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances (e.g., if trading in a security has been halted).

Equity Investing and Market Risk.    An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates, perceived trends in securities prices, war, acts of terrorism, the spread of infectious disease or other public health issues. Local, regional or global events such as war, acts of terrorism, the spread of infectious disease or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments and could result in increased premiums or discounts to the Trust’s net asset value.

An investment in the Trust is subject to the risks of any investment in a broadly based portfolio of equity securities, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of Portfolio Securities may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities, the value of equity securities generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities change from time to time.

The financial condition of issuers of Portfolio Securities may become impaired or the general condition of the stock market may deteriorate, either of which may cause a decrease in the value of the Portfolio and thus in the value of Units. Since the Trust is not actively managed, the adverse financial condition of an issuer will not result in its elimination from the Portfolio unless such issuer is removed from the Index. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises, as well as war, acts of terrorism and the spread of infectious disease or other public health issues.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization in March 2020. This coronavirus has resulted in travel restrictions, restrictions on gatherings of people (including closings of, or limitations on, dining and entertainment establishments, as well as schools and universities), closed businesses (or businesses that are restricted in their operations), closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak cannot be determined with certainty. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and disruption to the global economy, the consequences of which are currently unpredictable. Certain of the Trust’s investments are likely to have exposure to businesses that, as a result of COVID-19, experience a slowdown or temporary suspension in business activities. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis, such as the one posed by COVID-19, could have a material and adverse effect on the Trust’s investments.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are subordinate to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Equity securities values are subject to market fluctuations as long as the equity securities remain outstanding. The value of the Portfolio will fluctuate over the entire life of the Trust.

There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

Mid-Capitalization Companies Risk.    The companies in which the Trust invests are generally considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Trust’s Unit price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it difficult for the Trust to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Trust Performance

The following bar chart and table provide an indication of the risks of investing in the Trust by showing changes in the Trust’s performance based on net assets from year to year and by showing how the Trust’s average annual return for certain time periods compares with the average annual return of the Index. The Trust’s past performance (before and after taxes) is not necessarily an indication of how the Trust will perform in the future. Updated performance information is available online at http://www.spdrs.com.

The payable and reinvestment dates for distributions are on the last Business Day of April, July, October and January, the month following the declaration of distributions (see “Dividends and Distributions”). The total returns in the bar chart, as well as the total and after-tax returns presented in the table, have been calculated assuming that the reinvestment price for the last income distribution made in the last calendar year shown below (i.e., 12/18/20) was the net asset value per Unit (“NAV”) on the last Business Day of such year (i.e., 12/31/20), rather than the actual reinvestment price for such distribution which was the NAV on the last Business Day of January of the following calendar year (e.g., 1/29/21). Therefore, the actual performance calculation for the last calendar year may be different from that shown below in the bar chart and table.

Annual Total Return (years ended 12/31)

Highest Quarterly Return: 24.29% for the quarter ended December 31, 2020

Lowest Quarterly Return: -29.78% for the quarter ended March 31, 2020

Average Annual Total Returns (for periods ending December 31, 2020)

The after-tax returns presented in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Units through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a holder of Units from realizing a capital loss on a sale of the Units.

	Past One Year	Past Five Years	Past Ten Years
Trust
Return Before Taxes	13.33%	12.01%	11.18%
Return After Taxes on Distributions	12.70%	11.41%	10.61%
Return After Taxes on Distributions and Redemption of Creation Units	7.82%	9.27%	8.96%
Index (reflects no deduction for fees, expenses or taxes)	13.66%	17.35%	11.51%

PURCHASE AND SALE INFORMATION

Individual Units of the Trust may be purchased and sold on NYSE Arca, Inc. (the “Exchange”), under the market symbol “MDY”, through your broker-dealer at market prices. Units trade at market prices that may be greater than NAV (premium)

or less than NAV (discount). Units may be purchased on other trading markets or venues in addition to the Exchange.

Only certain institutional investors (typically market makers or other broker-dealers) are permitted to purchase or redeem Units directly with the Trust, and they may do so only in large blocks of 25,000 Units known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication of the securities included in the Index.

TAX INFORMATION

The Trust will make distributions that are expected to be taxable currently to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. See “Federal Income Taxes,” below, for more information.

THE S&P MIDCAP 400 INDEX

The Index is composed of four hundred (400) selected stocks, all of which are listed on national stock exchanges, and span a broad range of major industry groups. As of December 31, 2020, the five largest industry groups represented in the Index were: Equity Real Estate Investment Trusts 8.66%; Banks 6.27%; Semiconductors & Semiconductor Equipment 5.60%; Machinery 4.91%; and Insurance 4.38%. Current information regarding the market value of the Index is available from market information services. The Index is determined, comprised and calculated without regard to the Trust.

S&P is not responsible for and does not participate in the creation or sale of Units or in the determination of the timing, pricing, or quantities and proportions of purchases or sales of Index Securities or Portfolio Securities by the Trust. The information in this prospectus concerning S&P and the Index has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

The following table shows the actual performance of the Index for the years 1991 through 2020. The results shown should not be considered representative of the income yield or capital gain or loss that may be generated by the Index in the future.

THE RESULTS SHOULD NOT BE CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE TRUST.

Year	Calendar Year-End Index Value* December 31, 1990 = 100	Change in Index for Calendar Year	Calendar Year-End Yield**
1990	$100.00	—%	3.16%
1991	146.59	+46.59	2.03
1992	160.56	+9.53	1.96
1993	179.33	+11.72	1.85
1994	169.44	-5.54	2.10
1995	217.84	+28.56	1.65
1996	255.58	+17.32	1.62
1997	333.37	+30.44	1.38
1998	392.31	+17.68	1.22
1999	444.67	+13.35	1.07
2000	516.76	+16.21	0.99
2001	508.31	-1.64	1.05
2002	429.79	-15.45	1.21
2003	576.01	+34.02	1.08
2004	663.31	+15.16	1.08
2005	738.05	+11.27	1.14
2006	804.37	+8.99	1.24
2007	858.20	+6.69	1.21
2008	538.28	-37.28	2.18
2009	726.67	+35.00	1.45
2010	907.25	+24.85	1.33
2011	879.16	-3.10	1.52
2012	1,020.43	+16.07	1.47
2013	1,342.53	+31.57	1.31
2014	1,452.44	+8.19	1.48
2015	1,398.58	-3.71	1.71
2016	1,660.58	+18.73	1.54
2017	1,900.57	+14.45	1.44
2018	1,663.04	-12.50	1.84
2019	2,063.02	+24.05	1.60
2020	2,306.62	+11.81	1.37

*	Source: S&P. Reflects no deduction for fees, expenses or taxes.

**	Source: S&P. Yields are obtained by dividing the aggregate cash dividends by the aggregate market value of the stocks in the Index.

DIVIDENDS AND DISTRIBUTIONS

Dividends and Capital Gains

Holders of Units receive on the last Business Day of April, July, October and January an amount corresponding to the amount of any cash dividends declared on the Portfolio Securities during the applicable period, net of fees and expenses associated with operation of the Trust, and taxes, if applicable. Because of such fees and expenses, the dividend yield for Units is ordinarily less than that of the Index. Although all such distributions are currently made quarterly, under certain limited circumstances the Trustee may vary the times at which distributions are made.

Any capital gain income recognized by the Trust in any taxable year that is not distributed during the year ordinarily is distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”).

The amount of distributions may vary significantly from period to period. Under limited certain circumstances, special dividend payments also may be made to holders of Units. See “Additional Information Regarding Dividends and Distributions.” Investors should consult their tax advisors regarding tax consequences associated with Trust dividends, as well as those associated with Unit sales or redemptions.

Dividend Reinvestment Service

The Trust has made the Dividend Reinvestment Service available for use by Beneficial Owners through DTC Participants for reinvestment of their cash proceeds. Some DTC Participants may not elect to utilize the Dividend Reinvestment Service; therefore, an interested investor may wish to contact his or her broker or other custodian to ascertain the availability of the Dividend Reinvestment Service. Each broker may require investors to adhere to specific procedures and timetables in order to participate in the Dividend Reinvestment Service.

Distributions reinvested in additional Units through the Dividend Reinvestment Service are nevertheless taxable dividends to Beneficial Owners to the same extent as if such dividends had been received in cash.

The Trustee credits to the Trust cash equal to the net asset value of the Units issued to Beneficial Owners participating in reinvestment through the Dividend Reinvestment Service and generally applies the cash in the ordinary administration of the Trust to the acquisition of Index Securities in connection with portfolio deposits and portfolio rebalancing. The portion of the participating Beneficial Owners’ dividend distribution which exceeds the cash credited to the Trust in respect of the creation of Units is distributed, on a pro rata basis, to the participating Beneficial

Owners. Brokerage commissions, if any, incurred in obtaining Index Securities necessary to create additional Units with the cash from the distributions are an expense of the Trust.*

From 1999 until April 1, 2014 the Trustee used the services of an affiliated broker-dealer, BNY ConvergEx Execution Solutions LLC (“ConvergEx”), an affiliated broker-dealer, for the execution of all brokerage transactions for the Trust, including all acquisitions of securities relating to the Dividend Reinvestment Service. Starting April 1, 2014, the Trustee used BNY Mellon Capital Markets, LLC, an affiliate of the Trustee, and one or more unaffiliated broker-dealers, instead of ConvergEx, for the execution of all brokerage transactions for the Trust.

FEDERAL INCOME TAXES

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Units. The discussion below provides general tax information relating to an investment in Units, but it does not purport to be a comprehensive description of all the U.S. federal income tax considerations that may be relevant to a particular person’s decision to invest in Units. This discussion does not describe all of the tax consequences that may be relevant in light of the particular circumstances of a beneficial owner of Units, including alternative minimum tax consequences, Medicare contribution tax consequences and tax consequences applicable to beneficial owners subject to special rules, such as:

•	certain financial institutions;

•	regulated investment companies;

•	real estate investment trusts;

•	dealers or traders in securities that use a mark-to-market method of tax accounting;

•	persons holding Units as part of a hedging transaction, straddle, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Units;

•	U.S. Holders (as defined below) whose functional currency for U.S. federal income tax purposes is not the U.S. dollar;

•	entities classified as partnerships or otherwise treated as pass-through entities for U.S. federal income tax purposes;

*

It is difficult to estimate the annual dollar amount of brokerage commissions that might be incurred in connection with the Dividend Reinvestment Service during any fiscal year. The Trustee estimates that during fiscal year 2020, the approximate amount of brokerage commissions incurred in implementing the Dividend Reinvestment Service was less than $0.001 per Unit.

•	certain former U.S. citizens and residents and expatriated entities;

•	tax-exempt entities, including an “individual retirement account” or “Roth IRA”; or

•	insurance companies.

If an entity that is classified as a partnership for U.S. federal income tax purposes holds Units, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Units and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of holding and disposing of the Units in light of their specific circumstances.

The following discussion applies only to an owner of Units that (i) is treated as the beneficial owner of such Units for U.S. federal income tax purposes and (ii) holds such Units as capital assets.

This discussion is based on the Code, administrative pronouncements, judicial decisions, and final, temporary and proposed Treasury regulations all as of the date hereof, any of which is subject to change, possibly with retroactive effect.

Prospective purchasers of Units are urged to consult their tax advisors with regard to the application of the U.S. federal income and estate tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.

Taxation of the Trust

The Trust believes that it qualified as a regulated investment company under Subchapter M of the Code (a “RIC”) for its taxable year ended September 30, 2020 and intends to qualify as a RIC in the current and future taxable years. Assuming that the Trust so qualifies and that it satisfies the distribution requirements described below, the Trust generally will not be subject to U.S. federal income tax on income distributed in a timely manner to the holders of its Units (“Unitholders”).

To qualify as a RIC for any taxable year, the Trust must, among other things, satisfy both an income test and an asset diversification test for such taxable year. Specifically, (i) at least 90% of the Trust’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Trust’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Trust’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than

5% of the value of the Trust’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s total assets is invested (x) in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Trust controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of such entity’s gross income for the relevant taxable year consists of Qualifying RIC Income. The Trust’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Trust.

In order to be exempt from U.S. federal income tax on its distributed income, the Trust must distribute to its Unitholders on a timely basis at least 90% of the sum of (i) its “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and (ii) its net tax-exempt interest income for each taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) and with certain other adjustments. Any taxable income, including any net capital gain, that the Trust does not distribute to its Unitholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

A RIC will be subject to a nondeductible 4% excise tax on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Trust has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Trust will be deemed to have distributed any income or gains on which it has paid U.S. federal income tax. Amounts distributed and reinvested pursuant to the Dividend Reinvestment Service are treated as distributed for all U.S. tax purposes, including for purposes of the distribution requirement described above and the excise tax.

If the Trust failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Trust would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its Unitholders, and all distributions out of earnings and profits would be taxable as dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate U.S. Holders (defined below) and would constitute “qualified dividend income” for individual U.S. Holders. See “Federal Income Taxes — Tax Consequences to U.S. Holders — Distributions.” In addition, the Trust could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. If the Trust fails to satisfy the income test or diversification test described above, however, it may be able to avoid losing its status as a RIC by timely curing such failure, paying a tax and/or providing notice of such failure to the U.S. Internal Revenue Service (the “IRS”).

In order to meet the distribution requirements necessary to be exempt from U.S. federal income and excise tax, the Trust may be required to make distributions in excess of the yield performance of the Portfolio Securities and may be required to sell securities.

Tax Consequences to U.S. Holders

The discussion in this section applies only to U.S. Holders. A “U.S. Holder” is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; or (iii) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

Distributions.    Distributions of the Trust’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to U.S. Holders as ordinary income to the extent such distributions are paid out of the Trust’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described below), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the U.S. Holder has owned Units. A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits will be treated as a return of capital that will be applied against and reduce the U.S. Holder’s basis in its Units. If the amount of any such distribution exceeds the U.S. Holder’s basis in its Units, the excess will be treated as gain from a sale or exchange of the Units. Distributions will be treated in the manner described above regardless of whether paid in cash or invested in additional Units pursuant to the Dividend Reinvestment Service.

The ultimate tax characterization of the distributions that the Trust makes during any taxable year cannot be determined until after the end of the taxable year. As a result, it is possible that the Trust will make total distributions during a taxable year in an amount that exceeds its current and accumulated earnings and profits. Return-of-capital distributions may result, for example, if the Trust makes distributions of cash amounts deposited in connection with Portfolio Deposits (as defined below in “Purchases and Redemptions of Creation Units — Purchase (Creation)”). Return-of-capital distributions may be more likely to occur in periods during which the number of outstanding Units fluctuates significantly.

Distributions of the Trust’s “qualified dividend income” to an individual or other non-corporate U.S. Holder will be treated as “qualified dividend income” and will therefore be taxed at rates applicable to long-term capital gains, provided that the U.S. Holder meets certain holding period and other requirements with respect to its Units and that the Trust meets certain holding period and other requirements with respect to the underlying shares of stock. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.

Dividends distributed by the Trust to a corporate U.S. Holder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of dividends eligible for the dividends-received deduction received by the Trust, the Trust meets certain holding period requirements with respect to the underlying shares of stock and the U.S. Holder meets certain holding period and other requirements with respect to the underlying shares of stock. Dividends eligible for the dividends-received deduction generally are dividends from domestic corporations.

The Trust intends to distribute its net capital gains at least annually. If, however, the Trust retains any net capital gains for reinvestment, it may elect to treat such net capital gains as having been distributed to the Unitholders. If the Trust makes such an election, each U.S. Holder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Trust on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly filed U.S. federal income tax return to the extent that the credit exceeds such tax liability. In addition, each U.S. Holder will be entitled to increase the adjusted tax basis of its Units by the difference between its share of such undistributed net capital gain and the related credit and/or refund. There can be no assurance that the Trust will make this election if it retains all or a portion of its net capital gain for a taxable year.

Because the tax treatment of a distribution depends upon the Trust’s current and accumulated earnings and profits, a distribution received shortly after an acquisition of Units may be taxable, even though, as an economic matter, the distribution represents a return of the U.S. Holder’s initial investment. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Unitholders of record on a specified date in one of those months, and paid during the following January, will be treated for U.S. federal income tax purposes as having been distributed by the Trust and received by the Unitholders on December 31 of the year in which declared. Unitholders will be notified annually as to the U.S. federal tax status of distributions.

Sales and Redemptions of Units.    In general, upon the sale or other disposition of Units, a U.S. Holder will recognize capital gain or loss in an amount equal to the difference, if any, between the amount realized on the sale or other disposition and the U.S. Holder’s adjusted tax basis in the relevant Units. Such gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the relevant Units was more than one year on the date of the sale or other disposition. Under current law, net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) recognized by non-corporate U.S. Holders is generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

Losses recognized by a U.S. Holder on the sale or other disposition of Units held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Units. In addition, no loss will be allowed on a sale or other disposition of Units if the U.S. Holder acquires Units (including pursuant to the Dividend Reinvestment Service), or enters into a contract or option to acquire Units, within 30 days before or after such sale or other disposition. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss.

If a U.S. Holder receives an in-kind distribution in redemption of Units (which must constitute a Creation Unit, as discussed in “Purchases and Redemptions of Creation Units — Redemption”), the U.S. Holder will realize gain or loss in an amount equal to the difference between the aggregate fair market value as of the redemption date of the stocks and cash received in the redemption and the U.S. Holder’s adjusted tax basis in the relevant Units. The U.S. Holder will generally have an initial tax basis in the distributed stocks equal to their respective fair market values on the redemption date. The IRS may assert that any resulting loss may not be recognized on the ground that there has been no material change in the U.S. Holder’s economic position. The Trust will not recognize gain or loss for U.S. federal income tax purposes on an in-kind distribution in redemption of Creation Units.

Under U.S. Treasury regulations, if a U.S. Holder recognizes losses with respect to Units of $2 million or more for an individual U.S. Holder or $10 million or more for a corporate U.S. Holder, the U.S. Holder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the U.S. Holder’s treatment of the loss is proper. Certain states may have similar disclosure requirements.

Portfolio Deposits.    Upon the transfer of a Portfolio Deposit (as defined below in “Purchases and Redemptions of Creation Units — Purchase (Creation)”) to the Trust, a U.S. Holder will generally realize gain or loss with respect to each stock included in the Portfolio Deposit in an amount equal to the difference, if any, between the amount received with respect to such stock and the U.S. Holder’s basis in the stock. The amount received with respect to each stock included in a Portfolio Deposit is determined by allocating among all of the stocks included in the Portfolio Deposit an amount equal to the fair market value of the Creation Units received (determined as of the date of transfer of the Portfolio Deposit) plus the amount of any cash received from the Trust, reduced by the amount of any cash that the U.S. Holder pays to the Trust. This allocation is made among such stocks in accordance with their relative fair market values as of the date of transfer of the Portfolio Deposit. The IRS may assert that any loss resulting from the transfer of a Portfolio Deposit to the Trust may not be recognized on the ground that there has been no material change in the economic position of the U.S. Holder. The Trust will not recognize gain or loss for U.S. federal income tax purposes on the issuance of Creation Units in exchange for Portfolio Deposits.

Backup Withholding and Information Reporting.    Payments on the Units and proceeds from a sale or other disposition of Units will be subject to information reporting unless the U.S. Holder is an exempt recipient. A U.S. Holder will be subject to backup withholding on all such amounts unless (i) the U.S. Holder is an exempt recipient or (ii) the U.S. Holder provides its correct taxpayer identification number (generally, on IRS Form W-9) and certifies that it is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability and may entitle the U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

Tax Consequences to Non-U.S. Holders

The discussion in this section applies only to Non-U.S. Holders. A “Non-U.S. Holder” is a person that, for U.S. federal income tax purposes, is a beneficial owner of Units and is a nonresident alien individual, a foreign corporation, a foreign trust or a foreign estate. The discussion below does not apply to a Non-U.S. Holder who is a nonresident alien individual and is present in the United States for 183 days or more during any taxable year; a nonresident alien individual who is a former citizen or resident of the United States; an expatriated entity; a controlled foreign corporation; a passive foreign investment company; a foreign government for purposes of Section 892 of the Code or a tax-exempt organization for U.S. federal income tax purposes. Such Non-U.S. Holders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Trust. The U.S. federal income taxation of a Non-U.S. Holder depends on whether the income that the Non-U.S. Holder derives from the Trust is “effectively connected” with a trade or business that the Non-U.S. Holder conducts in the United States (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder).

If the income that a Non-U.S. Holder derives from the Trust is not “effectively connected” with a U.S. trade or business conducted by such Non-U.S. Holder (or, if an applicable tax treaty so provides, the Non-U.S. Holder does not maintain a permanent establishment in the United States), distributions of “investment company taxable income” to such Non-U.S. Holder (including amounts distributed and reinvested pursuant to the Dividend Reinvestment Service) will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable tax treaty). Provided that certain requirements are satisfied, this withholding tax will not be imposed on dividends paid by the Trust to the extent that the underlying income out of which the dividends are paid consists of U.S.-source interest income or short-term capital gains that would not have been subject to U.S. withholding tax if received directly by the Non-U.S. Holder (“interest-related dividends” and “short-term capital gain dividends,” respectively).

A Non-U.S. Holder whose income from the Trust is not “effectively connected” with a U.S. trade or business (or, if an applicable tax treaty so provides, does not maintain a permanent establishment in the United States) will generally be exempt from U.S. federal income tax on capital gain dividends and any amounts retained by the Trust that are designated as undistributed capital gains. In addition, such a Non-U.S. Holder will generally be exempt from U.S. federal income tax on any gains realized upon the sale or exchange of Units.

If the income from the Trust is “effectively connected” with a U.S. trade or business carried on by a Non-U.S. Holder (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to U.S. federal income tax, on a net income basis, at the rates applicable to U.S. Holders. A Non-U.S. Holder that is a corporation may also be subject to the U.S. branch profits tax.

Information returns will be filed with the IRS in connection with certain payments on the Units and may be filed in connection with payments of the proceeds from a sale or other disposition of Units. A Non-U.S. Holder may be subject to backup withholding on distributions or on the proceeds from a redemption or other disposition of Units if such Non-U.S. Holder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the Non-U.S. Holder’s U.S. federal income tax liability, if any, and may entitle the Non-U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

In order to qualify for the exemption from U.S. withholding on interest-related dividends, to qualify for an exemption from U.S. backup withholding and to qualify for a reduced rate of U.S. withholding tax on Trust distributions pursuant to an income tax treaty, a Non-U.S. Holder must generally deliver to the withholding agent a properly executed IRS form (generally, Form W-8BEN or Form W-8BEN-E, as applicable). In order to claim a refund of any Trust-level taxes imposed on undistributed net capital gain, any withholding taxes or any backup withholding, a

Non-U.S. Holder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. Holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Under Sections 1471 through 1474 of the Code (“FATCA”), a withholding tax at the rate of 30% will generally be imposed on payments of dividends on Units to certain foreign entities (including financial intermediaries) unless the foreign entity provides the withholding agent with certifications and other information (which may include information relating to ownership by U.S. persons of interests in, or accounts with, the foreign entity). Treasury and the IRS have issued proposed regulations that (i) provide that “withholdable payments” will not include gross proceeds from the disposition of property that can produce U.S. source dividends or interest, as otherwise would have been the case after December 31, 2018, and (ii) state that taxpayers may rely on these provisions of the proposed regulations until final regulations are issued. If FATCA withholding is imposed, a beneficial owner of Units that is not a foreign financial institution generally may obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Non-U.S. Holders should consult their tax advisors regarding the possible implications of FATCA on their investment in Units.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustee and Unitholders of the SPDR S&P MidCap 400 ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SPDR S&P MidCap 400 ETF Trust (the “Trust”) as of September 30, 2020, the related statements of operations and of changes in net assets for each of the three years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of September 30, 2020, the results of its operations and the changes in its net assets for each of the three years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management (the Trustee). Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management (the Trustee), as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 12, 2021

We have served as the auditor of one or more investment companies in the SPDR Funds since 1993.

ESSENTIAL INFORMATION AS OF SEPTEMBER 30, 2020

(Unaudited)

Total Trust Assets:	$14,606,051,729

Trust Net Assets:	$14,481,420,430

Number of Units:	42,716,035

Fractional Undivided Interest in Trust Represented by each Unit:	1/42,716,035

Record Date:	Quarterly, on the first (1st) Business Day after the third Friday in each of March, June, September and December.

Dividend Payment Dates:	Quarterly, on the last Business Day of April, July, October and January.

Trustee’s Annual Fee:*	From 0.08% to 0.14%, based on the net asset value of the Trust, as the same may be reduced by certain amounts, plus the Transaction Fee.

Estimated Ordinary Operating Expenses of the Trust:	0.25% (inclusive of Trustee’s annual fee)

Net Asset Value per Unit (based on the value of the securities, other net assets of the Trust and number of Units outstanding):	$339.02

Evaluation Time:	Closing time of the regular trading session on the New York Stock Exchange LLC (ordinarily 4:00 p.m. New York time).

Licensor:	Standard & Poor’s Financial Services LLC, a division of The McGraw-Hill Companies, Inc.

Mandatory Termination Date:**	The first to occur of (i) April 27, 2120 or (ii) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993.

Discretionary Termination:	The Trust may be terminated if the value of the securities held by the Trust is less than $100,000,000, as such amount shall be adjusted for inflation.

*

The voluntary fee reduction ceased on January 31, 2020. In addition, effective February 1, 2020, the Trustee and the Sponsor have amended the Trust Agreement to provide that the Trustee’s fee equals 0.08% per annum for net asset value of $30,000,000,001 and above.

**	The Trust Agreement became effective and the initial deposit was made on April 27, 1995

SPDR S&P MidCap 400 ETF Trust

Statement of Assets and Liabilities

September 30, 2020

Assets:
Investments in securities of unaffiliated issuers, at value (cost $17,564,505,755)	$14,494,157,816
Cash	31,874,725
Due from Broker	385,857
Receivable from securities sold	22,998,856
Receivable from Units created	42,377,003
Dividend receivable	14,257,472

Total Assets	$14,606,051,729

Liabilities:
Payable for securities purchased	$64,909,460
Distribution payable	44,672,746
Payable to Sponsor	11,718,547
License fee payable	1,727,191
Accrued Trustee fees	1,106,972
Other accrued expenses	496,383

Total Liabilities	124,631,299

Net Assets	$14,481,420,430

Net assets presented by:
Interest in Unitholders (42,716,035 units of fractional undivided interest (Units) outstanding; unlimited units authorized) Paid-in capital	$18,936,261,238
Total distributable earnings (loss)	(4,454,840,808)

Net Assets	$14,481,420,430

Units of beneficial interest outstanding, no par value, unlimited Units authorized:	42,716,035

Net asset value per Unit:	$339.02

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Statements of Operations

	Year Ended September 30,
	2020	2019	2018
Investment Income
Dividend income from unaffiliated issuers	$254,204,376	$308,085,941	$314,304,457

Expenses:
Printing and distributions expenses	16,165,388	18,820,355	22,820,463
Trustee fees and expenses	15,996,907	19,095,862	20,845,627
License fees	4,832,136	5,723,297	6,115,664
Audit fees	109,205	107,815	107,474
Legal fees	102,714	144,328	581,803
Other fees and expenses	139,497	111,127	144,674

Total expenses	37,345,847	44,002,784	50,615,705
Less: voluntary fee reduction by the Trustee (see Note 3)	(447,483)	(1,135,360)	(916,233)

Net expenses	36,898,364	42,867,424	49,699,472

Net Investment Income	$217,306,012	$265,218,517	$264,604,985

Realized and unrealized gains (losses) on investments of unaffiliated issuers:
Net realized gains (losses) from investments	$(685,110,965)	$(797,368,830)	$87,954,046
Net realized gains from in-kind redemptions	819,391,676	1,137,026,333	2,107,744,433

Net realized gains	134,280,711	339,657,503	2,195,698,479

Net increase (decrease) in unrealized appreciation (depreciation) on investments	(1,204,948,995)	(1,363,625,832)	102,693,990

Net realized and unrealized gains (losses) on investments	(1,070,668,284)	(1,023,968,329)	2,298,392,469

Net increase (decrease) in net assets resulting from operations	$(853,362,272)	$(758,749,812)	$2,562,997,454

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Statements of Changes in Net Assets

	Year Ended September 30,
	2020	2019	2018
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$217,306,012	$265,218,517	$264,604,985
Net realized gains	134,280,711	339,657,503	2,195,698,479
Net increase (decrease) in unrealized appreciation (depreciation)	(1,204,948,995)	(1,363,625,832)	102,693,990

Net increase (decrease) in net assets resulting from operations	(853,362,272)	(758,749,812)	2,562,997,454

Net equalization credits and charges (Note 2)	(8,541,858)	(1,716,018)	1,399,287

Distributions to Unitholders	(220,651,553)	(270,906,411)	(246,170,773)

Unitholder Transactions:
Proceeds from subscriptions of Units	17,168,059,428	15,906,274,321	15,829,281,170
Reinvestment of dividends and distributions	—	601,792	923,251
Less: Redemptions of Units	(20,713,015,764)	(17,243,824,204)	(15,510,413,524)
Net income equalization (Note 2)	8,541,858	1,716,018	(1,399,287)

Increase (decrease) in net assets due to Unitholder transactions	(3,536,414,478)	(1,335,232,073)	318,391,610

Total increase (decrease)	(4,618,970,161)	(2,366,604,314)	2,636,617,578

Net Assets
Beginning of year	19,100,390,591	21,466,994,905	18,830,377,327

End of year	$14,481,420,430	$19,100,390,591	$21,466,994,905

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Financial Highlights

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$352.30	$367.34	$326.43	$282.20	$248.94

Investment Operations:
Net investment income(1)	4.57	4.76	4.55	3.63	3.77
Net realized and unrealized gain (loss) on investments	(12.96)	(14.91)	40.57	44.56	33.27

Total from investment operations	(8.39)	(10.15)	45.12	48.19	37.04
Net equalization credits and charges(1)	(0.18)	(0.03)	0.02	—	—

Less Distributions from:
Net investment income	(4.71)	(4.86)	(4.23)	(3.96)	(3.78)

Net asset value, end of year	$339.02	$352.30	$367.34	$326.43	$282.20

Total investment return(2)	(2.43)%	(2.77)%	13.88%	17.12%	14.97%
Ratios and Supplemental Data
Net assets, end of year (000’s omitted)	$14,481,420	$19,100,391	$21,466,995	$18,830,377	$17,195,731
Ratio to average net assets:
Ratio of expenses to average net assets(3)	0.23%	0.22%	0.24%	0.24%	0.25%
Ratio of net investment income to average net assets(3)	1.35%	1.39%	1.30%	1.18%	1.43%
Portfolio turnover rate(4)	20.78%	19.10%	17.30%	23.45%	24.50%

(1)	Per Unit numbers have been calculated using the average shares method, which more appropriately presents per Unit data for the year.

(2)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. It excludes the offset of transaction fees connected to the creation and redemption of Creation Units and brokerage commissions incurred by purchasing and/or selling shares of the Trust in the secondary market.

(3)

Net of voluntary fee reduction by the Trustee, if any. Before voluntary fee reduction by the Trustee, the net investment income and expenses to average net assets ratios would have been 1.35% and 0.23% for the year ended September 30, 2020, 1.39% and 0.23% for the year ended September 30, 2019, 1.30% and 0.25% for the year ended September 30, 2018, 1.18% and 0.24% for the year ended September 30, 2017 and 1.43% and 0.25% for the year ended September 30, 2016. The voluntary fee reduction ceased on January 31, 2020. In addition, effective February 1, 2020, the Trustee and the Sponsor have amended the Trust Agreement to provide that the Trustee’s fee equals 0.08% per annum for net asset value of $30,000,000,001 and above. (See note 3)

(4)	Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions of Units.

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2020

Note 1 — Organization

SPDR® S&P MidCap 400® ETF Trust (the “Trust”) is a unit investment trust that issues securities called “Units.” The Trust is organized under New York law and is governed by a trust agreement between The Bank of New York Mellon (formerly, The Bank of New York) (the “Trustee”) and PDR Services LLC (the “Sponsor”), dated and executed as of April 27, 1995, as amended (the “Trust Agreement”). The Trust is an investment company registered under the Investment Company Act of 1940, as amended. The Trust is an “Exchange-Traded Fund”, the units of which are listed on and traded on the New York Stock Exchange under the symbol “MDY”, and operates under an exemptive order granted by the Securities and Exchange Commission (the “SEC”). Units represent an undivided ownership interest in a portfolio of all of the common stocks of the Standard & Poor’s MidCap 400 IndexTM (the “Index”).

The Sponsor is an indirect, wholly-owned subsidiary of Intercontinental Exchange, Inc. (“ICE”). ICE is a publicly-traded entity, trading on the New York Stock Exchange under the symbol “ICE.”

Note 2 — Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of the Trust’s financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in Financial Accounting Standards Board Accounting Standards Codification 946, Financial Services Investment Companies.

Security Valuation — Trust securities are generally valued based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange deemed to be the principal market for the security or, if there is no such appropriate closing sale price on such exchange, at the closing bid price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the securities are not listed or, if so listed and the principal market for the securities is other than on such exchange or there is no such closing bid price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2020

Note 2 — Summary of Significant Accounting Policies – (continued)

price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable securities, (c) by the Trustee’s appraising the value of the securities in good faith on the bid side of the market or (d) by any combination thereof.

The Trust follows the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2020 in valuing the Trust’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets
Investment in Securities
Common Stocks	$14,494,157,816	$—	$—	$14,494,157,816

Total	$14,494,157,816	$—	$—	$14,494,157,816

Investment Risk — The Trust’s investments are exposed to risks, such as market risk. Due to the level of risk associated with certain investments, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that those changes could materially affect the amounts reported in the financial statements.

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2020

Note 2 — Summary of Significant Accounting Policies – (continued)

in stock prices. The value of a Unit will decline, more or less, in correlation with any decline in value of the Index. The values of equity securities could decline generally or could underperform other investments. The Trust would not sell an equity security because the security’s issuer was in financial trouble unless that security was removed from the Index.

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date. Distributions received by the Trust may include a return of capital that is estimated by the Trustee. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The Trust invests in real estate investment trusts (“REITs”). REITs determine the characterization of their income annually and may characterize a portion of their distributions as a return of capital or capital gain. The Trust’s policy is to record all REIT distributions as dividend income initially and re-designate a portion to return of capital or capital gain distributions at year end based on information provided by the REIT and/or Trustee’s estimates of such re-designations for which actual information has not yet been reported.

Distributions to Unitholders — The Trust intends to declare and distribute dividends from net investment income quarterly. The Trust will distribute net realized capital gains, if any, at least annually, unless offset by available capital loss carryforwards.

Equalization — The Trust follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Trust’s Units, equivalent on a per Unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per Unit is unaffected by sales or reacquisitions of the Trust’s Units. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

U.S. Federal Income Tax — For U.S. federal income tax purposes, the Trust has qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (a “RIC”), and intends to continue to qualify as a RIC. As a RIC, the Trust will generally not be subject to U.S. federal income tax for any taxable year on income, including net capital gains, that it distributes to its Unitholders, provided that it distributes on a timely basis at least 90% of its “investment company taxable income” determined prior to the deduction for dividends paid by the Trust (generally, its taxable income other than net capital

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2020

Note 2 — Summary of Significant Accounting Policies – (continued)

gain) for such taxable year. In addition, provided the Trust distributes during each calendar year substantially all of its ordinary income and capital gains, the Trust will not be subject to U.S. federal excise tax.

U.S. GAAP requires the evaluation of tax positions taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are more likely than not to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more likely than not threshold would be recorded as a tax expense in the current year. The Trustee has reviewed the Trust’s tax positions for the tax years subject to audit as of September 30, 2020, and has determined that no provision for income taxes is necessary for the year ended September 30, 2020. The tax returns of the Trust’s 2017, 2018 and 2019 tax years and the year ended September 30, 2020 remain subject to audit. The Trust has not recognized any tax liabilities relating to the Trust’s tax positions considered to be uncertain tax positions for the current year or prior years.

Note 3 — Transactions with the Trustee and Sponsor

In accordance with the Trust Agreement, the Trustee maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including the filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of large blocks of 25,000 Units (known as “Creation Units”), and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the Index. For these services, the Trustee receives a fee based on the following annual rates:

Net Asset Value of the Trust	Fee as a Percentage of Net Asset Value of the Trust
$0 - $500,000,000*	0.14% per annum
$500,000,001 - $1,000,000,000*	0.12% per annum
$1,000,000,001 - $30,000,000,000*	0.10% per annum
$30,000,000,001 and above*	0.08% per annum

*

The fee indicated applies to that portion of the net asset value of the Trust, which falls in the size category indicated. Prior to the Trustee and the Sponsor amending the Trust Agreement effective February 1, 2020, the fee was 0.10% per annum for net asset value of $1,000,000,001 and above.

The Trustee voluntarily agreed to reduce its fee for the years ended September 30, 2020, 2019 and 2018 as disclosed in the Statements of Operations. The amount of the reduction equals the daily Federal Funds Rate, as published in the

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2020

Note 3 — Transactions with the Trustee and Sponsor – (continued)

Wall Street Journal, multiplied by the daily balance of the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors. The voluntary fee reduction ceased on January 31, 2020.

In accordance with the Trust Agreement and under the terms of the exemptive order issued by the SEC, dated January 18, 1995, the Sponsor is reimbursed by the Trust for certain expenses, to the extent such expenses do not exceed 0.30% per annum of the daily net asset value of the Trust as calculated by the Trustee. The expenses reimbursed to the Sponsor for the years ended September 30, 2020, 2019 and 2018 did not exceed 0.30% per annum.

Note 4 — Trust Transactions in Units

Transactions in Trust Units were as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Units	Amount	Units	Amount
Units sold	53,000,488	$17,168,059,428	47,200,000	$15,906,274,321
Dividend reinvestment Units issued	—	—	1,755	601,792
Units redeemed	(64,500,000)	(20,713,015,764)	(51,425,000)	(17,243,824,204)

Net decrease	(11,499,512)	$(3,544,956,336)	(4,223,245)	$(1,336,948,091)

	Year Ended September 30, 2018
	Units	Amount
Units sold	45,550,000	$15,829,281,170
Dividend reinvestment
Units issued	2,664	923,251
Units redeemed	(44,800,000)	(15,510,413,524)

Net increase	752,664	$319,790,897

Except under the Trust’s dividend reinvestment plan, Units are issued and redeemed by the Trust for authorized participants only in Creation Units. Such transactions are permitted only on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per Unit (income equalization) and a balancing cash component to equate the transaction to the net asset value per Unit of the Trust on the transaction date. The transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2020

Note 4 — Trust Transactions in Units – (continued)

made through the clearing process (the “Transaction Fee”) is non-refundable, regardless of the net asset value of the Trust. The Transaction Fee is the lesser of $3,000 or 0.20% (20 basis points) of the value of one Creation Unit at the time of creation per participating party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000. For creations and redemptions outside the clearing process, including orders from a participating party restricted from engaging in transactions in one or more of the common stocks that are included in the Index, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit may be charged per Creation Unit per day. During the year ended September 30, 2020, the Trustee earned $1,203,000 in transaction fees. The Trustee, in its sole discretion, may voluntarily reduce or waive the transaction fee, or modify its transaction fee schedule, subject to certain limitations. There were no reductions or waivers of such fees for the year ended September 30, 2020.

At September 30, 2020, the Trustee and its affiliates held $1,087,106,617 or 7.51% of fractional undivided interest in the Trust.

Note 5 — Investment Transactions

For the year ended September 30, 2020, the Trust had net in-kind contributions, net in-kind redemptions, purchases and sales of investment securities of $17,115,581,735, $20,653,248,057, $3,398,410,070, and $3,356,481,416, respectively.

Note 6 — U.S. Federal Income Tax Status

The following details the distributions and net distributable earnings as of September 30, 2020. The components of distributable earnings for tax purposes differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, distribution payable, post-October losses deferred and amortization of license fees.

The tax composition of dividends paid during the years ending September 30, 2020, September 30, 2019 and September 30, 2018, in the amounts disclosed on the statements of changes in net assets, was ordinary income.

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2020

Note 6 — U.S. Federal Income Tax Status – (continued)

At September 30, 2020, the Trust’s cost of investments for federal income tax purposes and unrealized appreciation (depreciation) was as follows:

Cost of investments for federal income tax purposes	$17,651,344,499

Gross unrealized appreciation	$835,443,341
Gross unrealized depreciation	(3,992,630,024)

Net unrealized depreciation	$(3,157,186,683)

Distributable earnings, ordinary income	$34,072,694

Short-term capital loss carryforwards (no expiration):	$—

Long-term capital loss carryforwards (no expiration):	$1,254,666,552

The Trust utilized no capital loss carryforwards during the year ended September 30, 2020. To the extent that capital loss carryforwards are used to offset future capital gains, it is probable that the offset gains will not be distributed to Unitholders.

As of September 30, 2020, the Trust had permanent book/tax differences primarily attributable to gains or losses from in-kind redemptions. To reflect reclassifications arising from these differences, total distributable earnings (loss) were decreased by $451,519,440 and paid-in capital was increased by $451,519,440.

Note 7 — Representations and Indemnifications

In the normal course of business, the Trustee or the Sponsor, on behalf of the Trust, may enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims which may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Note 8 — Related Party Transactions

The Trustee used BNY Mellon Capital Markets, LLC (“BNYMellon CM”), an indirect-wholly-owned subsidiary of The Bank of New York Mellon Corporation, and an affiliate of the Trustee, to execute some brokerage transactions for the Trust. During the fiscal years ended September 30, 2020, 2019 and 2018, the Trust paid $991,217, $846,089 and $773,337 in commissions to BNYMellon CM, respectively.

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2020

Note 9 — License Agreement and Distribution Expenses

A license agreement between State Street Global Advisors Funds Distributors, LLC (“SSGA FD”) and S&P (the “License Agreement”) grants SSGA FD a license to use the Index as a basis for determining the composition of the portfolio of all the common stocks of the Index. The Trustee (on behalf of the Trust), the Sponsor and NYSE Arca, Inc. have each received a sublicense from SSGA FD for the use of the Index and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of Units.

Currently, the License Agreement is scheduled to terminate on November 29, 2031, but its term may be extended beyond such date without the consent of any of the owners of Units.

In addition, the following distribution expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement; (b) federal and state annual registration fees for the issuance of Units; and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing Units and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). With respect to the marketing expenses described in item (c) above, the Sponsor has entered into an agreement with SSGA FD, pursuant to which SSGA FD has agreed to market and promote the Trust. SSGA FD is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Pursuant to the provisions of the exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 0.30% per annum of the daily net asset value of the Trust. These distribution expenses are presented on the Trust’s Statements of Operations.

Note 10 — Equity Investing and Market Risk

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates, perceived trends in securities prices, war, acts of terrorism, the spread of infectious disease or other public health issues. Local, regional or global events such as war, acts of terrorism, the spread of infectious disease or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments and could result in increased premiums or discounts to the Trust’s net asset value.

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2020

Note 10 — Equity Investing and Market Risk – (continued)

An investment in the Trust is subject to the risks of any investment in a broadly based portfolio of equity securities, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of the common stocks that are actually held by the Trust and make up the Trust’s portfolio (“Portfolio Securities”) may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities, the value of equity securities generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities change from time to time.

The financial condition of issuers of Portfolio Securities may become impaired or the general condition of the stock market may deteriorate, either of which may cause a decrease in the value of the portfolio and thus in the value of Units. Since the Trust is not actively managed, the adverse financial condition of an issuer will not result in its elimination from the portfolio unless such issuer is removed from the Index. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises, as well as war, acts of terrorism and the spread of infectious disease or other public health issues.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization in March 2020. This coronavirus has resulted in travel restrictions, restrictions on gatherings of people (including closings of, or limitations on, dining and entertainment establishments, as well as schools and universities), closed businesses (or businesses that are restricted in their operations), closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak cannot be determined with certainty. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and disruption to the

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2020

Note 10 — Equity Investing and Market Risk – (continued)

global economy, the consequences of which are currently unpredictable. Certain of the Trust’s investments are likely to have exposure to businesses that, as a result of COVID-19, experience a slowdown or temporary suspension in business activities. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis, such as the one posed by COVID-19, could have a material and adverse effect on the Trust’s investments.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are subordinate to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Equity securities values are subject to market fluctuations as long as the equity securities remain outstanding. The value of the portfolio will fluctuate over the entire life of the Trust.

There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

Note 11 — Subsequent Event

The Trustee has evaluated the impact of all subsequent events of the Trust through the date on which the financial statements were issued and has determined that there were no subsequent events requiring adjustments or additional disclosure in the financial statements.

TAX INFORMATION

(Unaudited)

For U.S. federal income tax purposes, the percentage of Trust dividend distributions that qualify for the corporate dividends received deduction for the fiscal year ended September 30, 2020 is 100.0%.

For the fiscal year ended September 30, 2020, all dividends paid by the Trust may be designated as qualified dividend income for U.S. federal income tax purposes and subject to a maximum U.S. federal income tax rate of 20% in the case of certain non-corporate unitholders that meet applicable holding period requirements with respect to their Units. Complete information will be reported in conjunction with your 2020 Form 1099-DIV.

ESSENTIAL INFORMATION AS OF SEPTEMBER 30, 2020

SPDR S&P MidCap 400 ETF Trust

Frequency Distribution of Discounts and Premiums

Bid/Ask Price vs. Net Asset Value (NAV)

(Unaudited)

Five Year Period Ending 9/30/2020

Premium/Discount Range	Number of Trading Days	Percentage of Total Trading Days
Greater than 0.25%	3	0.24%
Between zero and 0.25%	700	55.60%
Bid/Ask Price Equal to NAV	4	0.32%
Between zero and -0.25%	546	43.37%
Less than -0.25%	6	0.47%

Total:	1,259	100.00%

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)(2)

From Inception to 9/30/20 (Unaudited)

Cumulative Total Return
	1 Year	5 Year	10 Year	Since Inception
SPDR S&P MidCap 400 ETF Trust
Return Based on NAV	-2.43%	45.54%	163.32%	1,220.18%
Return Based on Bid/Ask Price	-2.52%	45.49%	163.34%	1,219.44%
S&P MidCap 400 Index	-2.16%	47.67%	171.26%	1,337.43%

Annualized Total Return
	1 Year	5 Year	10 Year	Since Inception
SPDR S&P MidCap 400 ETF Trust
Return Based on NAV	-2.43%	7.79%	10.17%	10.68%
Return Based on Bid/Ask Price	-2.52%	7.79%	10.17%	10.68%
S&P MidCap 400 Index	-2.16%	8.11%	10.49%	11.05%

(1)	Currently, the Bid/Ask Price is the midpoint of the NYSE Arca Bid/Ask price at the time the Trust’s NAV was calculated, ordinarily 4:00 p.m.

(2)	The Cumulative and Annualized Total Return for the Trust and the Index are calculated from the Trust’s inception date of April 27, 1995.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments

September 30, 2020

Common Stock	Shares	Value

Aaron’s, Inc.	588,863	$33,359,089
Acadia Healthcare Co., Inc.*	780,255	23,001,917
ACI Worldwide, Inc.*	1,020,798	26,673,452
Acuity Brands, Inc.	347,638	35,580,749
Adient PLC*	823,419	14,269,851
Adtalem Global Education, Inc.*	454,982	11,165,258
AECOM*	1,406,705	58,856,537
Affiliated Managers Group, Inc.	408,298	27,919,417
AGCO Corp.	538,645	40,005,164
Alleghany Corp.	125,522	65,327,925
ALLETE, Inc.	455,025	23,542,993
Alliance Data Systems Corp.	418,489	17,568,168
AMC Networks, Inc., Class A*	355,708	8,789,545
Amedisys, Inc.*	284,756	67,324,861
American Campus Communities, Inc.	1,207,112	42,152,351
American Eagle Outfitters, Inc.	1,306,377	19,347,443
American Financial Group, Inc.	629,000	42,130,420
Antero Midstream Corp.	2,508,016	13,468,046
AptarGroup, Inc.	565,475	64,011,770
Arrow Electronics, Inc.*	680,832	53,554,245
Arrowhead Pharmaceuticals, Inc.*	897,161	38,631,753
ASGN, Inc.*	460,454	29,266,456
Ashland Global Holdings, Inc.	477,320	33,851,534
Associated Banc-Corp.	1,347,904	17,010,548
AutoNation, Inc.*	512,501	27,126,678
Avanos Medical, Inc.*	419,512	13,936,189
Avient Corp.	801,955	21,219,729
Avis Budget Group, Inc.*	452,156	11,900,746
Avnet, Inc.	866,341	22,386,251

Common Stock	Shares	Value

Axon Enterprise, Inc.*	556,723	$50,494,776
BancorpSouth Bank	845,626	16,388,232
Bank of Hawaii Corp.	351,251	17,745,201
Bank OZK	1,060,230	22,604,104
Belden, Inc.	390,438	12,150,431
Bio-Techne Corp.	338,107	83,759,247
BJ’s Wholesale Club Holdings, Inc.*	1,209,841	50,268,894
Black Hills Corp.	550,310	29,436,082
Blackbaud, Inc.	434,800	24,274,884
Boston Beer Co., Inc., Class A*	79,901	70,581,347
Boyd Gaming Corp.	703,389	21,587,008
Brighthouse Financial, Inc.*	815,864	21,954,900
Brink’s Co.	443,097	18,206,856
Brixmor Property Group, Inc.	2,600,309	30,397,612
Brown & Brown, Inc.	2,058,769	93,200,473
Brunswick Corp.	694,296	40,900,977
Builders FirstSource, Inc.*	1,023,729	33,394,040
Cable One, Inc.	47,520	89,595,634
Cabot Corp.	495,206	17,842,272
Cabot Microelectronics Corp.	254,829	36,392,129
CACI International, Inc., Class A*	220,116	46,919,927
Caesars Entertainment, Inc.*	1,747,899	97,987,218
Camden Property Trust	854,221	76,008,585
Cantel Medical Corp.	329,043	14,458,149
Carlisle Cos., Inc.	478,698	58,578,274
Carter’s, Inc.	382,705	33,134,599
Casey’s General Stores, Inc.	323,694	57,504,239
Cathay General Bancorp	656,416	14,231,099
CDK Global, Inc.	1,065,982	46,466,155
Ceridian HCM Holding, Inc.*	1,138,579	94,103,554

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2020

Common Stock	Shares	Value

ChampionX Corp.*	1,629,764	$13,021,814
Charles River Laboratories International, Inc.*	435,714	98,667,435
Chemed Corp.	139,620	67,066,467
Chemours Co.	1,440,477	30,120,374
Choice Hotels International, Inc.	252,506	21,705,416
Churchill Downs, Inc.	311,276	50,993,234
Ciena Corp.*	1,347,545	53,484,061
Cimarex Energy Co.	895,017	21,775,764
Cinemark Holdings, Inc.	939,178	9,391,780
Cirrus Logic, Inc.*	512,142	34,543,978
CIT Group, Inc.	863,437	15,291,469
Clean Harbors, Inc.*	448,941	25,154,164
CNO Financial Group, Inc.	1,242,957	19,937,030
CNX Resources Corp.*	1,969,634	18,593,345
Cognex Corp.	1,517,723	98,803,767
Coherent, Inc.*	212,737	23,598,915
Colfax Corp.*	882,591	27,678,054
Columbia Sportswear Co.	266,879	23,213,135
Commerce Bancshares, Inc.	880,391	49,557,209
Commercial Metals Co.	1,044,305	20,865,214
CommVault Systems, Inc.*	406,885	16,600,908
Compass Minerals International, Inc.	297,708	17,668,970
CoreLogic, Inc.	696,903	47,159,426
CoreSite Realty Corp.	373,038	44,346,757
Corporate Office Properties Trust	983,907	23,338,274
Coty, Inc., Class A	2,482,773	6,703,487

Common Stock	Shares	Value

Cousins Properties, Inc.	1,303,026	$37,253,513
Cracker Barrel Old Country Store, Inc.	207,812	23,827,724
Crane Co.	432,582	21,685,336
Cree, Inc.*	961,967	61,315,777
Cullen/Frost Bankers, Inc.	489,432	31,299,176
Curtiss-Wright Corp.	364,653	34,007,539
CyrusOne, Inc.	1,025,041	71,783,621
Dana, Inc.	1,267,198	15,611,879
Darling Ingredients, Inc.*	1,420,492	51,180,327
Deckers Outdoor Corp.*	245,762	54,070,098
Delphi Technologies PLC*	757,339	12,655,135
Dick’s Sporting Goods, Inc.	571,376	33,071,243
Domtar Corp.	484,074	12,716,624
Donaldson Co., Inc.	1,106,224	51,350,918
Douglas Emmett, Inc.	1,445,857	36,291,011
Dunkin’ Brands Group, Inc.	721,590	59,105,437
Dycom Industries, Inc.*	279,245	14,749,721
Eagle Materials, Inc.	366,232	31,613,146
East West Bancorp, Inc.	1,240,923	40,627,819
EastGroup Properties, Inc.	344,974	44,615,487
Eaton Vance Corp.	1,001,364	38,202,037
Edgewell Personal Care Co.*	476,725	13,291,093
EMCOR Group, Inc.	481,559	32,606,360
Emergent BioSolutions, Inc.*	394,554	40,769,265
Encompass Health Corp.	872,198	56,675,426
Energizer Holdings, Inc.	510,791	19,992,360
EnerSys	372,548	25,005,422

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2020

Common Stock	Shares	Value

Enphase Energy, Inc.*	1,105,152	$91,274,504
EPR Properties	654,391	17,995,752
EQT Corp.	2,241,784	28,986,267
Equitrans Midstream Corp.	3,565,430	30,163,538
Essent Group Ltd.	986,016	36,492,452
Essential Utilities, Inc.	1,956,634	78,754,518
Evercore, Inc., Class A	356,005	23,304,087
Exelixis, Inc.*	2,710,072	66,261,260
FactSet Research Systems, Inc.	333,221	111,589,048
Fair Isaac Corp.*	254,339	108,190,724
Federated Hermes, Inc.	834,764	17,955,774
First American Financial Corp.	978,085	49,794,307
First Financial Bankshares, Inc.	1,245,730	34,768,324
First Horizon National Corp.	4,852,530	45,759,358
First Industrial Realty Trust, Inc.	1,115,689	44,404,422
First Solar, Inc.*	743,500	49,219,700
FirstCash, Inc.	363,463	20,793,718
Five Below, Inc.*	489,764	62,200,028
Flowers Foods, Inc.	1,725,968	41,992,801
Fluor Corp.	1,094,173	9,639,664
FNB Corp.	2,834,702	19,219,280
Foot Locker, Inc.	914,194	30,195,828
Fox Factory Holding Corp.*	363,437	27,014,272
FTI Consulting, Inc.*	320,961	34,012,237
Fulton Financial Corp.	1,421,471	13,262,324
GATX Corp.	306,972	19,569,465
Generac Holdings, Inc.*	550,704	106,638,323
Gentex Corp.	2,155,633	55,507,550
Genworth Financial, Inc., Class A*	4,438,009	14,867,330
GEO Group, Inc.	1,064,167	12,067,654
Glacier Bancorp, Inc.	836,790	26,819,119

Common Stock	Shares	Value

Globus Medical, Inc., Class A*	660,659	$32,715,834
Goodyear Tire & Rubber Co.	2,043,639	15,674,711
Graco, Inc.	1,462,150	89,702,902
Graham Holdings Co., Class B	36,379	14,701,118
Grand Canyon Education, Inc.*	414,693	33,150,558
Greif, Inc., Class A	231,913	8,397,570
Grocery Outlet Holding Corp.*	731,091	28,746,498
Grubhub, Inc.*	809,329	58,538,767
H&R Block, Inc.	1,691,824	27,559,813
Haemonetics Corp.*	444,659	38,796,498
Hain Celestial Group, Inc.*	732,757	25,133,565
Hancock Whitney Corp.	757,357	14,245,885
Hanover Insurance Group, Inc.	330,815	30,825,342
Harley-Davidson, Inc.	1,344,011	32,982,030
Hawaiian Electric Industries, Inc.	957,580	31,829,959
Healthcare Realty Trust, Inc.	1,193,220	35,939,786
Healthcare Services Group, Inc.	652,734	14,053,363
HealthEquity, Inc.*	672,605	34,551,719
Helen of Troy Ltd.*	222,098	42,980,405
Herman Miller, Inc.	516,332	15,572,573
Hexcel Corp.	732,394	24,571,819
Highwoods Properties, Inc.	911,228	30,589,924
Hill-Rom Holdings, Inc.	584,174	48,784,371
HNI Corp.	374,285	11,745,063
Home BancShares, Inc.	1,333,041	20,208,902
Hubbell, Inc.	475,610	65,082,472
Hudson Pacific Properties, Inc.	1,345,048	29,496,903
IAA, Inc.*	1,174,809	61,172,305

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2020

Common Stock	Shares	Value

ICU Medical, Inc.*	170,781	$31,211,936
IDACORP, Inc.	442,573	35,361,583
II-VI, Inc.*	909,229	36,878,328
Ingevity Corp.*	362,016	17,898,071
Ingredion, Inc.	587,516	44,463,211
Insperity, Inc.	316,486	20,726,668
Integra LifeSciences Holdings Corp.*	620,851	29,316,584
Interactive Brokers Group, Inc., Class A	693,329	33,508,591
InterDigital, Inc.	270,186	15,416,813
International Bancshares Corp.	488,312	12,725,411
ITT, Inc.	757,777	44,746,732
J2 Global, Inc.*	392,485	27,167,812
Jabil, Inc.	1,188,561	40,720,100
Jack in the Box, Inc.	198,897	15,774,521
Janus Henderson Group PLC	1,322,241	28,719,075
Jazz Pharmaceuticals PLC*	486,405	69,356,489
JBG SMITH Properties	985,670	26,356,816
Jefferies Financial Group, Inc.	1,894,120	34,094,160
JetBlue Airways Corp.*	2,389,330	27,071,109
John Wiley & Sons, Inc., Class A	382,714	12,135,861
Jones Lang LaSalle, Inc.	454,151	43,444,085
KAR Auction Services, Inc.	1,133,404	16,321,018
KB Home	772,338	29,650,056
KBR, Inc.	1,248,551	27,917,600
Kemper Corp.	538,610	35,995,306
Kennametal, Inc.	727,324	21,048,757
Kilroy Realty Corp.	919,281	47,765,841
Kirby Corp.*	526,568	19,045,965
Knight-Swift Transportation Holdings, Inc.	1,104,662	44,959,743
Kohl’s Corp.	1,383,776	25,641,369

Common Stock	Shares	Value

Lamar Advertising Co., Class A	757,689	$50,136,281
Lancaster Colony Corp.	171,393	30,645,068
Landstar System, Inc.	336,606	42,240,687
Lear Corp.	478,427	52,172,464
LendingTree, Inc.*	69,014	21,179,706
Lennox International, Inc.	305,315	83,231,922
LHC Group, Inc.*	277,062	58,892,299
Life Storage, Inc.	411,499	43,318,500
Ligand Pharmaceuticals, Inc.*	141,011	13,441,169
Lincoln Electric Holdings, Inc.	520,685	47,923,847
Lithia Motors, Inc., Class A	196,820	44,863,151
Littelfuse, Inc.	213,494	37,861,026
LivaNova PLC*	426,839	19,297,391
LiveRamp Holdings, Inc.*	577,788	29,912,085
Louisiana-Pacific Corp.	984,996	29,067,232
Lumentum Holdings, Inc.*	659,548	49,551,841
Macerich Co.	983,164	6,675,684
Manhattan Associates, Inc.*	557,116	53,199,007
ManpowerGroup, Inc.	509,317	37,348,216
Marriott Vacations Worldwide Corp.	360,104	32,701,044
Masimo Corp.*	443,368	104,661,450
MasTec, Inc.*	492,048	20,764,426
Mattel, Inc.*	3,042,483	35,597,051
MAXIMUS, Inc.	537,753	36,787,683
MDU Resources Group, Inc.	1,758,695	39,570,637
Medical Properties Trust, Inc.	4,638,135	81,770,320
MEDNAX, Inc.*	749,549	12,202,658
Medpace Holdings, Inc.*	239,122	26,721,883
Mercury General Corp.	233,050	9,641,279

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2020

Common Stock	Shares	Value

Mercury Systems, Inc.*	491,160	$38,045,254
Middleby Corp.*	487,800	43,760,538
Minerals Technologies, Inc.	299,252	15,291,777
MKS Instruments, Inc.	483,479	52,810,411
Molina Healthcare, Inc.*	520,094	95,198,006
Monolithic Power Systems, Inc.	370,278	103,533,432
MSA Safety, Inc.	317,159	42,553,223
MSC Industrial Direct Co., Inc., Class A	399,283	25,266,628
Murphy Oil Corp.	1,266,324	11,295,610
Murphy USA, Inc.*	237,997	30,527,875
National Fuel Gas Co.	797,721	32,379,495
National Instruments Corp.	1,152,768	41,153,818
National Retail Properties, Inc.	1,522,044	52,525,738
Navient Corp.	1,700,852	14,372,199
NCR Corp.*	1,126,143	24,932,806
Nektar Therapeutics*	1,569,057	26,030,656
NetScout Systems, Inc.*	635,474	13,872,397
New Jersey Resources Corp.	841,361	22,733,574
New York Community Bancorp, Inc.	4,068,758	33,648,629
New York Times Co., Class A	1,266,289	54,184,506
NewMarket Corp.	64,194	21,974,890
Nordson Corp.	473,375	90,802,793
Nordstrom, Inc.	951,027	11,336,242
NorthWestern Corp.	443,578	21,575,634
Nu Skin Enterprises, Inc., Class A	450,695	22,575,313
NuVasive, Inc.*	449,519	21,833,138
nVent Electric PLC	1,490,385	26,364,911

Common Stock	Shares	Value

OGE Energy Corp.	1,755,607	$52,650,654
O-I Glass, Inc.	1,376,593	14,578,120
Old Republic International Corp.	2,479,904	36,553,785
Olin Corp.	1,246,089	15,426,582
Ollie’s Bargain Outlet Holdings, Inc.*	498,845	43,574,111
Omega Healthcare Investors, Inc.	1,990,664	59,600,480
ONE Gas, Inc.	464,145	32,030,646
Oshkosh Corp.	597,327	43,903,535
Owens Corning	947,344	65,186,741
PacWest Bancorp	1,023,965	17,489,322
Papa John’s International, Inc.	287,796	23,679,855
Park Hotels & Resorts, Inc.	2,066,393	20,643,266
Patterson Cos., Inc.	760,576	18,333,684
Paylocity Holding Corp.*	325,658	52,567,714
Pebblebrook Hotel Trust	1,147,760	14,381,433
Penn National Gaming, Inc.*	1,263,384	91,848,017
Penumbra, Inc.*	294,515	57,247,826
Perspecta, Inc.	1,198,447	23,309,794
Physicians Realty Trust	1,825,544	32,695,493
Pilgrim’s Pride Corp.*	428,055	6,405,843
Pinnacle Financial Partners, Inc.	665,195	23,674,290
PNM Resources, Inc.	698,613	28,873,675
Polaris, Inc.	505,704	47,708,115
Pool Corp	351,492	$117,588,134
Post Holdings, Inc.*	552,239	47,492,554
PotlatchDeltic Corp.	586,497	24,691,524
PRA Health Sciences, Inc.*	560,974	56,905,203
Prestige Consumer Healthcare, Inc.*	440,184	16,031,501

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2020

Common Stock	Shares	Value

Primerica, Inc.	346,614	$39,215,908
Prosperity Bancshares, Inc.	812,680	42,121,204
PS Business Parks, Inc.	175,956	21,535,255
PTC, Inc.*	916,577	75,819,249
Qualys, Inc.*	296,024	29,013,312
Quidel Corp.*	334,818	73,452,373
Rayonier, Inc.	1,197,287	31,656,268
Regal Beloit Corp.	355,900	33,408,333
Reinsurance Group of America, Inc.	595,835	56,717,534
Reliance Steel & Aluminum Co.	559,194	57,060,156
RenaissanceRe Holdings Ltd.	449,204	76,247,887
Repligen Corp.*	428,247	63,183,562
Rexford Industrial Realty, Inc.	1,085,701	49,681,678
RH*	135,355	51,789,530
RLI Corp.	346,956	29,050,626
Royal Gold, Inc.	575,268	69,129,956
RPM International, Inc.	1,139,930	94,431,801
Ryder System, Inc.	472,023	19,938,252
Sabra Health Care REIT, Inc.	1,802,886	24,852,784
Sabre Corp	2,732,970	17,791,635
Sally Beauty Holdings, Inc.*	989,777	8,601,162
Sanderson Farms, Inc.	173,607	20,480,418
Science Applications International Corp.	510,130	40,004,395
Scientific Games Corp.*	490,066	17,108,204
Scotts Miracle-Gro Co.	357,060	54,598,045
SEI Investments Co.	1,066,477	54,091,713
Selective Insurance Group, Inc.	524,586	27,010,933
Semtech Corp.*	571,507	30,267,011

Common Stock	Shares	Value

Sensient Technologies Corp.	371,494	$21,450,064
Service Corp. International	1,545,542	65,190,962
Service Properties Trust	1,443,617	11,476,755
Signature Bank	469,779	38,986,959
Silgan Holdings, Inc.	690,499	25,389,648
Silicon Laboratories, Inc.*	384,118	37,585,946
Six Flags Entertainment Corp.	661,635	13,431,191
Skechers U.S.A., Inc., Class A*	1,195,446	36,126,378
SLM Corp.	3,291,036	26,624,481
SolarEdge Technologies, Inc.*	439,572	104,771,986
Sonoco Products Co.	880,356	44,959,781
Southwest Gas Holdings, Inc.	490,407	30,944,682
Spire, Inc.	451,526	24,021,183
Spirit Realty Capital, Inc.	903,748	30,501,495
Sprouts Farmers Market, Inc.*	1,034,436	21,650,745
Steel Dynamics, Inc.	1,752,772	50,181,862
Stericycle, Inc.*	802,357	50,596,632
Sterling Bancorp	1,705,686	17,943,817
Stifel Financial Corp.	601,295	30,401,475
STORE Capital Corp.	2,000,567	54,875,553
Strategic Education, Inc.	214,071	19,581,074
Sunrun, Inc.*	1,112,934	85,773,823
Synaptics, Inc.*	300,219	24,143,612
Syneos Health, Inc.*	612,807	32,576,820
SYNNEX Corp.	361,311	50,605,219
Synovus Financial Corp.	1,292,021	27,352,085
Taubman Centers, Inc.	541,278	18,019,145

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2020

Common Stock	Shares	Value

Taylor Morrison Home Corp.*	1,137,498	$27,971,076
TCF Financial Corp	1,335,180	31,189,805
TEGNA, Inc.	1,920,360	22,564,230
Telephone and Data Systems, Inc.	873,051	16,099,060
Tempur Sealy International, Inc.*	420,602	37,513,492
Tenet Healthcare Corp.*	924,324	22,655,181
Teradata Corp.*	955,992	21,701,018
Terex Corp.	607,798	11,766,969
Tetra Tech, Inc.	472,627	45,135,879
Texas Capital Bancshares, Inc.*	442,459	13,773,749
Texas Roadhouse, Inc.	572,194	34,783,673
Thor Industries, Inc.	484,126	46,117,843
Timken Co.	592,787	32,140,911
Toll Brothers, Inc.	1,007,099	49,005,437
Tootsie Roll Industries, Inc.	153,066	4,729,739
TopBuild Corp.*	290,141	49,524,167
Toro Co.	941,054	79,001,483
TreeHouse Foods, Inc.*	495,556	20,084,885
Trex Co., Inc.*	1,015,248	72,691,757
TRI Pointe Group, Inc.*	1,143,031	20,734,582
Trimble, Inc.*	2,194,535	106,873,855
Trinity Industries, Inc.	780,557	15,220,862
TripAdvisor, Inc.	842,817	16,510,785
Trustmark Corp.	556,246	11,909,227
UGI Corp.	1,827,097	60,257,659
UMB Financial Corp.	379,083	18,578,858
Umpqua Holdings Corp.	1,931,475	20,512,265
United Bankshares, Inc.	1,138,028	24,433,461
United States Steel Corp.	1,932,822	14,186,913
United Therapeutics Corp.*	389,520	39,341,520
Univar Solutions, Inc.*	1,482,770	25,029,158
Universal Display Corp.	375,916	67,943,058
Urban Edge Properties	962,125	9,351,855

Common Stock	Shares	Value

Urban Outfitters, Inc.*	600,310	$12,492,451
Valley National Bancorp	3,541,538	24,259,535
Valmont Industries, Inc.	187,359	23,266,241
Valvoline, Inc.	1,622,862	30,899,292
ViaSat, Inc.*	562,431	19,342,002
Vishay Intertechnology, Inc.	1,162,636	18,102,243
Visteon Corp.*	244,060	16,893,833
Washington Federal, Inc.	663,983	13,850,685
Watsco, Inc.	287,875	67,043,209
Webster Financial Corp.	791,037	20,891,287
Weingarten Realty Investors	1,056,128	17,911,931
Wendy’s Co.	1,570,404	35,012,157
Werner Enterprises, Inc.	509,054	21,375,177
WEX, Inc.*	386,737	53,744,841
Williams-Sonoma, Inc.	682,315	61,708,569
Wingstop, Inc.	259,601	35,474,477
Wintrust Financial Corp.	505,191	20,232,900
Woodward, Inc.	508,844	40,788,935
World Fuel Services Corp.	556,845	11,799,546
World Wrestling Entertainment, Inc., Class A	409,478	16,571,575
Worthington Industries, Inc.	316,293	12,898,429
WPX Energy, Inc.*	3,542,540	17,358,446
WW International, Inc.*	411,587	7,766,647
Wyndham Destinations, Inc.	747,699	22,999,221
Wyndham Hotels & Resorts, Inc.	817,076	41,262,338
XPO Logistics, Inc.*	800,979	67,810,882
Yelp, Inc.*	602,926	12,112,783

Total Investments (Cost $ 17,564,505,755)		$14,494,157,816

*	Non-income producing security for the year ended September 30, 2020.

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2020

The securities of the Trust’s investment portfolio categorized by industry group, as a percentage of total net assets at value, are as follows:

Industry Classification	Value	Percentage

Real Estate Investment Trusts (REITs)	$1,307,105,747	9.03%
Retail	835,321,535	5.77%
Banks	747,168,407	5.16%
Insurance	684,963,437	4.73%
Healthcare — Products	650,988,232	4.50%
Commercial Services	599,663,117	4.14%
Healthcare — Services	560,982,954	3.87%
Electronics	526,109,291	3.63%
Software	494,196,764	3.41%
Machinery — Diversified	418,768,039	2.89%
Semiconductors	380,592,296	2.63%
Diversified Financial Services	367,940,884	2.54%
Building Materials	354,755,475	2.45%
Energy — Alternate Sources	331,040,013	2.29%
Media	315,430,399	2.18%
Entertainment	313,460,688	2.16%
Distribution / Wholesale	308,373,552	2.13%
Electrical Components & Equipment	305,171,368	2.11%
Chemicals	299,186,658	2.07%
Miscellaneous Manufacturing	284,403,332	1.96%
Food	271,344,911	1.87%
Computers	264,392,155	1.83%
Biotechnology	224,475,622	1.55%
Electric	223,270,580	1.54%
Transportation	215,370,706	1.49%
Engineering & Construction	214,058,475	1.48%
Auto Parts & Equipment	209,799,696	1.45%
Gas	202,367,240	1.40%
Home Builders	173,478,994	1.20%
Hand / Machine Tools	172,612,214	1.19%
Apparel	159,036,661	1.10%
Iron / Steel	142,294,145	0.98%
Pharmaceuticals	142,293,193	0.98%
Housewares	133,599,528	0.92%
Oil & Gas	128,537,307	0.89%
Leisure Time	121,591,123	0.84%
Environmental Control	120,886,675	0.83%
Lodging	107,553,983	0.74%
Telecommunications	104,341,937	0.72%
Packaging & Containers	93,325,119	0.64%
Internet	87,162,335	0.60%
Mining	86,798,925	0.60%
Water	78,754,518	0.54%
Agriculture	71,660,744	0.49%

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2020

Industry Classification	Value	Percentage

Beverages	$70,581,347	0.49%
Metal Fabricate / Hardware	68,305,580	0.47%
Savings & Loans	65,443,131	0.45%
Aerospace / Defense	62,617,072	0.43%
Machinery — Construction & Mining	55,670,504	0.38%
Pipelines	43,631,584	0.30%
Real Estate	43,444,085	0.30%
Household Products / Wares	42,980,405	0.30%
Home Furnishings	37,513,492	0.26%
Toys / Games / Hobbies	35,597,051	0.25%
Office Furnishings	27,317,636	0.19%
Airlines	27,071,109	0.19%
Cosmetics / Personal Care	19,994,580	0.14%
Trucking & Leasing	19,569,465	0.14%
Food Service	14,053,363	0.10%
Oil & Gas Services	13,021,814	0.09%
Forest Products & Paper	12,716,624	0.09%

Total Investments	14,494,157,816	100.09%
Liabilities in Excess of Other Assets	(12,737,386)	(0.09)%

Net Assets	$14,481,420,430	100.00%

The accompanying notes are an integral part of these financial statements.

ORGANIZATION OF THE TRUST

The Trust is a unit investment trust that issues Units. The Trust is organized under New York law and is governed by a trust agreement between the Trustee and the Sponsor, dated as of April 1, 1995 and effective as of April 27, 1995, as amended (the “Trust Agreement”). The Trust is an investment company registered under the Investment Company Act of 1940. Units represent an undivided ownership interest in Portfolio Securities of the Trust.

The Trust has a specified lifetime term. The Trust is scheduled to terminate on the first to occur of (a) April 27, 2120 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993. Upon termination, the Trust may be liquidated and pro rata Units of the assets of the Trust, net of certain fees and expenses, distributed to holders of Units.

PURCHASES AND REDEMPTIONS OF CREATION UNITS

The Trust, a registered investment company, is an exchange traded fund or “ETF.” The Trust continuously issues and redeems “in-kind” its Units only in specified large lots of 25,000 Units or multiples thereof, which are referred to as “Creation Units,” at their once-daily NAV. Fractional Creation Units may be created or redeemed only in limited circumstances described herein. Units are listed individually for trading on the Exchange at prices established throughout the trading day, like any other listed equity security trading on the Exchange in the secondary market.

ALPS Distributors, Inc., the distributor of the Trust (the “Distributor”), acts as underwriter of Units on an agency basis. The Distributor maintains records of the Creation Unit orders placed with it and the confirmations of acceptance and furnishes confirmations of acceptance of the orders to those placing such orders. The Distributor also is responsible for delivering a prospectus to authorized participants creating Units. The Distributor also maintains a record of the delivery instructions in response to Creation Unit orders and may provide certain other administrative services.

Purchase (Creation)

Before trading on the Exchange in the secondary market, Units are created at NAV in Creation Units. All orders for Creation Units must be placed with the Distributor. To be eligible to place these orders, an entity or person must be an “Authorized Participant,” which is (a) either a “Participating Party” or a “DTC Participant” and (b) in each case must have executed an agreement with the Distributor and the Trustee (the “Participant Agreement”). The term “Participating Party” means a broker-dealer or other participant in the Clearing Process (as defined below) through the Continuous Net Settlement (“CNS”) System of the National

Securities Clearing Corporation (“NSCC”), a clearing agency registered with the Securities and Exchange Commission (“SEC”), and the term “DTC Participant” means a participant in DTC. Payment for orders is made by deposits with the Trustee of a portfolio of securities, substantially similar in composition and weighting to Index Securities, and a cash payment in an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus the Balancing Amount (as defined below in “Portfolio Adjustments — Adjustments to the Portfolio Deposit”). “Dividend Equivalent Payment” is an amount equal, on a per Creation Unit basis, to the dividends on the Portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period (including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted), calculated as if all of the Portfolio Securities had been held for the entire accumulation period for such distribution. The Dividend Equivalent Payment and the Balancing Amount collectively are referred to as the “Cash Component” and the deposit of a portfolio of securities and the Cash Component collectively are referred to as a “Portfolio Deposit.” Persons placing creation orders must deposit Portfolio Deposits either (i) through the CNS clearing process of NSCC (the “Clearing Process”) or (ii) with the Trustee outside the Clearing Process (i.e., through the facilities of DTC).

The Distributor will reject any order that is not submitted in proper form. A creation order is deemed received by the Distributor on the date on which it is placed (“Transmittal Date”) if (a) such order is received by the Trustee not later than the Closing Time (as defined below) on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The Transaction Fee (as defined below) is charged at the time of creation of a Creation Unit, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit may be charged for creations outside the Clearing Process, in part due to the increased expense associated with settlement.

The Trustee, at the direction of the Sponsor, may increase, reduce or waive the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the Clearing Process) for certain lot-size creations and/or redemptions of Creation Units. The Sponsor has the right to vary the lot-size of Creation Units subject to such an increase, a reduction or waiver. The existence of any such variation shall be disclosed in the then current prospectus.

The Trustee makes available to NSCC before the commencement of trading on each business day that the New York Stock Exchange LLC (the “NYSE”) is open for business (“Business Day”) a list of the names and required number of shares of each of the Index Securities in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. The identity and weightings of the Index Securities to be delivered as part of a Portfolio Deposit are determined daily and reflect the relative weighting of the current Index. The value of such Index Securities, together with the Cash Component, is equal to the net asset value of the Trust on a per Creation Unit basis at the close of business on the day of the creation request. The identity of each Index Security required for a Portfolio Deposit, as in effect on September 30, 2020, is set forth in the above Schedule of Investments. The Sponsor makes available every 15 seconds throughout the trading day at the Exchange a number representing, on a per Unit basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value occasionally may include a cash-in-lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Such information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not by itself result in a halt in the trading of Units on the Exchange.

If the Trustee determines that one or more Index Securities are likely to be unavailable, or available in insufficient quantity, for delivery upon creation of Creation Units, the Trustee may permit, in lieu thereof, the cash equivalent value of one or more of these Index Securities to be included in the Portfolio Deposit as a part of the Cash Component. If a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may permit, in lieu of the inclusion of such Index Securities in the stock portion of the Portfolio Deposit, the cash equivalent value of such Index Securities to be included in the Portfolio Deposit based on the market value of such Index Securities as of the closing time of the regular trading session on the NYSE (the “Closing Time”) (ordinarily 4:00 p.m. New York time) (the “Evaluation Time”) on the date such creation order is deemed received by the Distributor as part of the Cash Component.

Procedures for Purchase of Creation Units.    All creation orders must be placed in Creation Units and must be received by the Distributor by no later than the Closing Time (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed, in order for creation to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone or other transmission method acceptable to the Distributor and the Trustee, including through the electronic order entry system offered by the Trustee pursuant to procedures set forth in the Participant Agreement and/or described in this prospectus. Severe economic or market disruptions or changes, or telephone, internet or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

Units may be created in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit. In these circumstances, the initial deposit will have a value greater than the NAV of the Units on the date the order is placed in proper form, because in addition to available Index Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of (a) the Cash Component, plus (b) 115% of the market value of the undelivered Index Securities (“Additional Cash

Deposit”). The Trustee holds such Additional Cash Deposit as collateral in an account separate and apart from the Trust. An order will be deemed received on the Business Day on which it is placed so long as (a) the order is placed in proper form before the Closing Time on such Business Day and (b) federal funds in the appropriate amount are deposited with the Trustee by 11:00 a.m. New York time on the next Business Day.

If the order is not placed in proper form by the Closing Time or federal funds in the appropriate amount are not received by 11:00 a.m. New York time on the next Business Day, the order may be deemed to be rejected and the Authorized Participant shall be liable to the Trust for any losses resulting therefrom. An additional amount of cash must be deposited with the Trustee, pending delivery of the missing Index Securities, to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily mark-to-market value of the missing Index Securities. If the missing Index Securities are not received by 1:00 p.m. New York time on the second (2nd) Business Day following the day on which the purchase order is deemed received and if a mark-to-market payment is not made within one (1) Business Day following notification by the Distributor that such payment is required, the Trustee will return any unused portion of the Additional Cash Deposit only once all of the missing Index Securities of the Portfolio Deposit have been properly received or purchased by the Trustee and deposited into the Trust. In addition, a Transaction Fee of $4,000 is charged in all such cases to protect the existing Beneficial Owners (as defined below in “Book-Entry-Only System”) from the dilutive costs associated with the maintenance and valuation of the required collateral, as well as the cost of acquiring any missing Index Securities. The delivery of Creation Units created as described above will occur no later than the second (2nd) Business Day following the day on which the purchase order is deemed received. The Participant Agreement for any Participating Party intending to follow these procedures contains terms and conditions permitting the Trustee to buy the missing portion(s) of a Portfolio Deposit at any time and will subject the Participating Party to liability for any shortfall between the cost to the Trust of purchasing such stocks and the value of such collateral. The Participating Party is liable to the Trust for the costs incurred by the Trust in connection with any such purchases. The Trust will have no liability for any such shortfall.

Acceptance of Orders of Creation Units.    All questions as to the number of shares of each Index Security, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered are determined by the Trustee, whose determination shall be final and binding. The Trustee reserves the absolute right to reject a creation order if (a) the depositor or a group of depositors, upon obtaining the Units ordered, would own 80% or more of the current outstanding Units; (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise have an adverse effect on the Trust or the rights of Beneficial Owners; or

(f) circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of Units. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof and neither of them will incur any liability for the failure to give any such notification.

Creation Transaction Fee.    The transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the Clearing Process (the “Transaction Fee”) is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or 0.20% (20 basis points) of the value of one Creation Unit at the time of creation (“20 Basis Point Limit”) per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000.

For creations and redemptions outside the Clearing Process, including orders from a Participating Party restricted from engaging in transactions in one or more Index Securities, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit may be charged per Creation Unit per day.

Placement of Creation Orders Using Clearing Process.    Creation Units created through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the Clearing Process in a “regular way” manner by the second day during which NSCC is open for business (each such day, an “NSCC Business Day”)) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.

Placement of Creation Orders Outside Clearing Process.    Creation Units created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement and has stated in its order that it is not using the Clearing Process and that creation will instead be effected through a transfer of stocks and cash directly through DTC. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 11:00 a.m. of the next Business Day immediately following the relevant Transmittal Date. The Trustee, through the Federal Reserve Bank wire transfer system, must receive the Cash Component no later than 1:00 p.m. on the next Business Day immediately following the relevant Transmittal Date. If the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion, the order may be cancelled. Upon written notice to the Distributor, the cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of Units so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Distributor.

Redemption

Units may be redeemed in-kind only in Creation Units at their NAV determined after receipt of a redemption request in proper form by the Trustee through the Depository and relevant DTC Participant and only on a Business Day. Units are not redeemable for cash. EXCEPT UPON LIQUIDATION OF THE TRUST, THE TRUST WILL NOT REDEEM UNITS IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Units in the secondary market to constitute a Creation Unit in order to have such Units redeemed by the Trust, and Units may be redeemed only by or through an Authorized Participant. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Units to constitute a redeemable Creation Unit.

With respect to the Trust, the Trustee, through NSCC, makes available immediately prior to the commencement of trading on the NYSE (currently 9:30 a.m., Eastern time) on each Business Day, a list of the names and required number of shares of each of the Index Securities and the amount of the Dividend Equivalent Payment for the previous Business Day that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as discussed below) on that day. Index Securities received on redemption may not be identical to the stock portion of the Portfolio Deposit which is applicable to purchases of Creation Units.

Redemption Transaction Fee.    The Transaction Fee is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or the 20 Basis Point Limit per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000.

For creations and redemptions outside the Clearing Process, including orders from a Participating Party restricted from engaging in transactions in one or more Index Securities, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit may be charged per Creation Unit per day.

Procedures for Redemption of Creation Units.    Redemption orders must be placed with a Participating Party (for redemptions through the Clearing Process) or DTC Participant (for redemptions outside the Clearing Process), as applicable, in the form required by such Participating Party or DTC Participant. A particular broker may not have executed a Participant Agreement, and redemption orders may have to be placed by the broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Redeemers should afford sufficient time to permit (a) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (b) the receipt by the Trustee of the Units to be redeemed and any Excess Cash Amounts (as defined below) in a timely manner. Orders for redemption effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. These deadlines vary by institution. Persons redeeming outside the Clearing Process are required to transfer Units through DTC and Excess Cash Amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner.

Requests for redemption may be made on any Business Day directly to the Trustee (not to the Distributor). In the case of redemptions made through the Clearing Process, the Transaction Fee is deducted from the amount delivered to the redeemer. In the case of redemptions outside the Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer.

The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of Index Securities (based on NAV of the Trust) for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a “Cash Redemption Payment,” which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment (“Excess Cash Amounts”). For redemptions through the Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the second (2nd) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming Beneficial Owner by the second (2nd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all Units delivered upon redemption.

If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of Creation Units, the Trustee may elect, in lieu thereof, to deliver the cash equivalent value of any such Index Securities, based on its market value as of the Evaluation

Time on the date such redemption order is deemed received by the Trustee, as a part of the Cash Redemption Payment.

If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Index Securities as of the Evaluation Time on the date of the redemption as a part of the Cash Redemption Payment in lieu thereof. In such case, the Authorized Participant will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

The Trustee, upon the request of a redeeming Authorized Participant, may elect to redeem Creation Units in whole or in part by providing such redeemer with a portfolio of stocks differing in exact composition from Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust’s correspondence to the composition and weighting of the Index.

The Trustee may sell Portfolio Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the required amount, such cash proceeds shall be held by the Trustee and applied in accordance with the guidelines applicable to Misweighting (as defined below under “Portfolio Adjustments”).

All redemption orders must be transmitted to the Trustee by telephone or other transmission method acceptable to the Trustee, including through the electronic order entry system offered by the Trustee, pursuant to procedures set forth in the Participant Agreement and/or described in this prospectus, so as to be received by the Trustee not later than the Closing Time on the Transmittal Date. Severe economic or market disruption or changes, or telephone, internet or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

The calculation of the value of the stocks and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner is made by the Trustee according to the procedures set forth under “Purchases and Redemptions of Creation Units — Redemption — Procedures for Redemption of Creation Units,” “Portfolio Adjustments — Adjustments to the Portfolio Deposit” and “Determination of Net Asset Value” and is computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite Units are delivered to the Trustee prior to DTC Cut-Off Time (as defined below in “Purchases and Redemptions of Creation Units — Redemption — Placement of Redemption Orders Outside Clearing Process”) on such Transmittal Date, then the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner will be determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted not later than the Closing Time on a Transmittal Date but the requisite Units are not delivered by DTC Cut-Off Time, the stocks and the Cash Redemption Payment will be delivered upon receipt of the requisite Units. If a redemption order is not submitted in proper form, then the redemption order is not deemed received as of such Transmittal Date and the value of the stocks and the Cash Redemption Payment will be computed as of the Evaluation Time on the Business Day that such order is received in good order by the Trustee.

The Trustee may suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee, (a) for any period during which the NYSE is closed, (b) for any period during which an emergency exists as a result of which disposal or evaluation of the Portfolio Securities is not reasonably practicable, or (c) for such other period as the SEC may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

Placement of Redemption Orders Using Clearing Process.    A redemption order made through the Clearing Process will be deemed received on the Transmittal Date so long as (a) the order is received by the Trustee not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The order is effected based on the NAV of the Trust as determined as of the Evaluation Time on the Transmittal Date. A redemption order made through the Clearing Process and received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of a Participating Party such trade instructions as are necessary to effect the Participating Party’s redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee will transfer (a) the requisite stocks (or contracts to purchase such stocks which are expected to be delivered in a “regular way” manner) by the second (2nd) NSCC Business Day following the date on which the request for redemption is deemed received, and (b) the Cash Redemption Payment.

Placement of Redemption Orders Outside Clearing Process.    A DTC Participant who wishes to place an order for redemption of Units to be effected outside the Clearing Process need not be a Participating Party, but its order must state that such DTC Participant is not using the Clearing Process and that redemption will instead be effected through transfer of Units directly through DTC. An order will be deemed received by the Trustee on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of Units specified in such order, which delivery must be made through DTC to the Trustee no later than

11:00 a.m. on the next Business Day immediately following such Transmittal Date (“DTC Cut-Off Time”) and (c) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 2:00 p.m. on the next Business Day immediately following the relevant Transmittal Date.

The Trustee initiates procedures to transfer the requisite stocks (or contracts to purchase such stocks) that are expected to be delivered within two (2) Business Days and the Cash Redemption Payment to the relevant DTC Participant on behalf of the redeeming Beneficial Owner by the second (2nd) Business Day following the relevant Transmittal Date.

BOOK-ENTRY-ONLY SYSTEM

DTC acts as securities depository for the Units. Units are represented by one or more global securities, registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC. Beneficial ownership of Units is shown on the records of DTC or the DTC Participants (owners of such beneficial interests are referred to herein as “Beneficial Owners”).

DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. Access to the DTC system also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Upon the settlement date of any creation, transfer or redemption of Units, DTC credits or debits, on its book-entry registration and transfer system, the amount of Units so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged are designated by the Trustee to NSCC, in the case of a creation or redemption through the Clearing Process, or by the Trustee and the DTC Participants, in the case of a creation or redemption outside of the Clearing Process. Beneficial ownership of Units is limited to the DTC Participants, Indirect Participants and persons holding interests through the DTC Participants and Indirect Participants. Ownership of beneficial interests in Units is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC

Participants). Beneficial Owners are expected to receive from or through the relevant DTC Participant a written confirmation relating to their purchase of Units. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Units.

As long as Cede & Co., as nominee of DTC, is the registered owner of Units, references to the registered or record owner of Units shall mean Cede & Co. and shall not mean the Beneficial Owners of Units. Beneficial Owners of Units are not entitled to have Units registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holders thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of DTC, any DTC Participant and Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.

The Trustee recognizes DTC or its nominee as the owner of all Units for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC, DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the Unit holdings of each DTC Participant. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners holding Units, directly or indirectly, through the relevant DTC Participant. The Trustee provides each such DTC Participant with copies of any notice, statement or other communication, in the form, number and at the place as such DTC Participant may reasonably request, in order that the notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions are made to DTC or its nominee. DTC or its nominee, upon receipt of any payment of distributions in respect of Units, is required immediately to credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Units, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Units held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Units, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may discontinue providing its service with respect to Units at any time by giving notice to the Trustee and the Sponsor, provided that it discharges its responsibilities with respect thereto in accordance with applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust.

NSCC is an affiliate of DTC and the Trustee and Sponsor, and/or their affiliates, own shares of DTC.

PORTFOLIO ADJUSTMENTS

The Index is a float-adjusted capitalization weighted index of 400 securities calculated under the auspices of the S&P Index Committee of S&P. At any moment in time, the value of the Index equals the aggregate market value of the available float shares outstanding in each of the component 400 Index Securities, evaluated at their respective last sale prices on their respective listing exchange, divided by a scaling factor (“divisor”) which yields a resulting index value in the reported magnitude.

Periodically (typically, several times per quarter), S&P may determine that total shares outstanding have changed in one or more component Index Securities due to secondary offerings, repurchases, conversions or other corporate actions. S&P may also determine that the available float shares of one or more of the Index Securities has changed due to corporate actions, purchases or sales of securities by holders or other events. S&P may periodically (ordinarily, several times per quarter) replace one or more Index Securities due to mergers, acquisitions, bankruptcies, or other market conditions, or if the issuers of such Index Securities fail to meet the criteria for inclusion in the Index. In 2020, there were 48 company changes to the Index. Ordinarily, whenever there is a change in shares outstanding or a change in an Index Security of the Index, S&P adjusts the divisor to ensure that there is no discontinuity in the value of the Index.

The Trustee aggregates certain adjustments and makes conforming changes to the Portfolio at least monthly. The Trustee directs its stock transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices for execution of orders. Adjustments are made more frequently in the case of significant changes to the Index. Specifically, the Trustee is required to adjust the composition of the Portfolio whenever there is a change in the identity of any Index Security (i.e., a substitution of one security for another) within three (3) Business Days before or after the day on which the change is scheduled to take effect. If the transaction costs incurred by the Trust in adjusting the Portfolio would exceed the expected variation between the composition of the Portfolio and the Index (“Misweighting”), it may not be efficient identically to replicate the share composition of the Index. Minor Misweighting generally is permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any stock in the Portfolio varies in excess of one hundred and fifty percent (150%) of a specified percentage, which percentage varies from 0.02% to 0.25%, depending on the net asset value of the Trust (in each case, “Misweighting Amount”), from the weighting of the Index Security in the Index.

The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a non-discretionary basis adjusts the composition of the Portfolio to conform to changes in the composition and/or weighting structure of Index Securities in the Index. To the extent that the method of determining the Index is changed by S&P in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor have the right to amend the Trust Agreement, without the consent of DTC or Beneficial Owners, to conform the adjustments to such changes and to maintain the objective of tracking the Index.

The Trustee examines each stock in the Portfolio on each Business Day, comparing its weighting to the weighting of the corresponding Index Security, based on prices at the close of the market on the preceding Business Day (a “Weighting Analysis”). If there is a Misweighting in any stock in the Portfolio in excess of one hundred and fifty percent (150%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee performs a Weighting Analysis for each stock in the Portfolio, and in any case where there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio because of a Misweighting, the purchase or sale of stock necessitated by the adjustment is made within three (3) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee may make additional periodic adjustments to Portfolio Securities that may be misweighted by an amount within the applicable Misweighting Amount.

The foregoing guidelines with respect to Misweighting also apply to any Index Security that (a) is likely to be unavailable for delivery or available in insufficient quantity for delivery or (b) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security. Upon receipt of an order for a Creation Unit that involves such an Index Security, the Trustee determines whether the substitution of cash for the stock would cause a Misweighting in the Portfolio. If a Misweighting results, the Trustee will purchase the required number of shares of the Index Security on the opening of the market on the following Business Day. If a Misweighting does not result and the Trustee does not hold cash in excess of the permitted amounts, the Trustee may hold the cash or, if such excess would result, make the required adjustments to the Portfolio.

As a result of the purchase and sale of stock in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of stock or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains). This amount may not exceed for more than five (5) consecutive Business Days 0.5% of the value of the Portfolio. If the Trustee has made all required adjustments and is left with cash in excess of 0.5% of the value of the Portfolio, the Trustee will use such cash to purchase additional Index Securities that are underweighted in the Portfolio as compared to their relative weightings in the Index, such that the Misweighting of such Index Securities will not be in excess of the applicable Misweighting Amount.

All portfolio adjustments are made as described herein unless such adjustments would cause the Trust to lose its status as a “regulated investment company” under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time to insure the continued qualification of the Trust as a regulated investment company.

The Trustee relies on industry sources for information as to the composition and weightings of Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, the Trustee shall use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of Portfolio Securities (as opposed to Index Securities) shall be used for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until current information with respect to Index Securities is available.

If the Trust is terminated, the Trustee shall use the composition and weightings of Portfolio Securities as of such notice date for the determination of all redemptions or other purposes.

From time to time S&P may adjust the composition of the Index because of a merger or acquisition involving one or more Index Securities. In such cases, the Trust, as shareholder of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the stocks of the issuer will be removed from the Index. As stocks of an issuer are often removed from the Index only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions is reinvested in Index Securities in accordance with the criteria set forth above. Any stocks received as a part of the consideration that are not Index Securities are sold as soon as practicable and the cash proceeds of such sale are reinvested in accordance with the criteria set forth above.

Adjustments to the Portfolio Deposit

On each Business Day (each such day, an “Adjustment Day”), the number of shares and identity of each Index Security required for a Portfolio Deposit are adjusted in accordance with the following procedure. At the close of the market the Trustee calculates the net asset value of the Trust. The net asset value of the Trust is divided by the number of outstanding Units multiplied by 25,000 Units in one Creation Unit, resulting in the net asset value per Creation Unit (“NAV Amount”). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the Index in a Portfolio Deposit for the following Business Day (“Request Day”), such that (a) the market value at the close of the market on the Adjustment Day of the stocks to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on the Adjustment Day, equals the NAV Amount and (b) the identity and weighting of each of the stocks in a Portfolio Deposit mirrors proportionately the identity and weightings of the stocks in the Index, each as in effect on Request Day. For each stock, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and weightings of the stocks so calculated constitute the stock portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as Portfolio Securities to be delivered by the Trustee in the event of request for redemption on the Request Day and thereafter until the following Adjustment Day.

In addition to the foregoing adjustments, if a corporate action such as a stock split, stock dividend or reverse split occurs with respect to any Index Security that does not result in an adjustment to the Index divisor, the Portfolio Deposit shall be adjusted to take into account the corporate action in each case rounded to the nearest whole share.

On the Request Day and on each day that a request for the creation or redemption is deemed received, the Trustee calculates the market value of the stock portion of the Portfolio Deposit as in effect on the Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as “Portfolio Deposit Amount”). The Trustee then calculates the NAV Amount, based on the close of the market on the Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the “Balancing Amount.” The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (a) differences in the market value of the securities in the Portfolio Deposit and the market value of the securities on Request Day and (b) any variances from the proper composition of the Portfolio Deposit.

On any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the Index divisor to be adjusted after the close of the market on that Business Day,* and (b) no stock split, stock dividend or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee may forego making any adjustment to the stock portion of the Portfolio Deposit and use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee may calculate the adjustment to the number of shares and identity of Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day before the Request Day.

The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on the Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to creation, the Balancing Amount increases the Cash Component of the then-effective Portfolio Deposit transferred to the Trustee by the creator. With respect to redemptions, the Balancing Amount is added to the cash transferred to the redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to creation, this amount decreases the Cash Component of the then-effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference must be paid by the Trustee to the creator. With respect to redemptions, the Balancing Amount is deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference must be paid by the redeemer to the Trustee.

If the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, or if a creator or redeemer is restricted from investing or engaging in transactions in one or more of such Index Securities, the Portfolio Deposit so constituted shall determine the Index Securities to be delivered in connection with the

*

S&P publicly announces changes in the identity and/or weighting of Index Securities in advance of the actual change. The announcements regarding changes in the index components are made after the close of trading on such day.

creation of Units in Creation Unit size aggregations and upon the redemption of Units until the time the stock portion of the Portfolio Deposit is subsequently adjusted.

EXCHANGE LISTING AND TRADING

The discussion below supplements the Summary with regard to exchange listing and trading matters associated with an investment in the Trust’s Units.

Secondary Trading on Exchanges

The Units are listed for secondary trading on the Exchange and individual Units may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the Business Day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change. If you buy or sell Units in the secondary market, you will pay the secondary market price for Units. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Units of the Trust will continue to be met or that Units will always be listed on the Exchange. The Trust will be terminated if Units are delisted. Trading in Units may be halted under certain circumstances as set forth in the Exchange rules and procedures. The Exchange will consider the suspension of trading in or removal from listing of Units if: (a) the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of Units for 30 or more consecutive trading days; (b) the value of the Index is no longer calculated or available; or (c) such other event occurs or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules that require trading to be halted for a specified period based on a specified market decline. The Exchange also must halt trading if required intraday valuation information is not disseminated for longer than one (1)  Business Day.

Trading Prices of Units

The trading prices of the Trust’s Units will fluctuate continuously throughout trading hours based on market supply and demand rather than the Trust’s NAV, which is calculated at the end of each Business Day. The Units will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily NAV of the Units. While the creation/

redemption feature is designed to make it likely that Units normally will trade close to the Trust’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Trust’s NAV. See the table “Frequency Distribution of Discounts and Premiums for the Trust: Bid/Ask Price vs. NAV as of 12/31/20” herein.

The market price of a Unit should reflect its share of the dividends accumulated on Portfolio Securities and may be affected by supply and demand, market volatility, sentiment and other factors.

CONTINUOUS OFFERING OF UNITS

Creation Units are offered continuously to the public by the Trust through the Distributor. Persons making Portfolio Deposits and creating Creation Units will receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person has any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of Units.

Because new Units can be created and issued on an ongoing basis, at any point during the life of the Trust, a “distribution,” as such term is used in the Securities Act of 1933, may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the Securities Act of 1933. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with a distributor, breaks them down into the constituent Units and sells the Units directly to its customers; or if it chooses to couple the creation of a supply of new Units with an active selling effort involving solicitation of secondary market demand for Units. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

From 1999 until April 1, 2014 the Trustee used the services of an affiliated broker-dealer, ConvergEx, for the execution of all brokerage transactions for the Trust. Starting April 1, 2014, the Trustee used BNY Mellon Capital Markets, LLC, an affiliate of the Trustee, and one or more unaffiliated broker-dealers, instead of ConvergEx, for the execution of all brokerage transactions for the Trust.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Units, whether or not participating in the distribution of Units, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act of 1933 is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Units that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act of 1933 will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act of 1933. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act of 1933 is only available with respect to transactions on a national exchange.

The Sponsor intends to qualify Units in states selected by the Sponsor and through broker-dealers who are members of the Financial Industry Regulatory Authority (“FINRA”). Persons intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such person’s state of domicile or residence should consult their legal adviser regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

EXPENSES OF THE TRUST

Ordinary operating expenses of the Trust are currently being accrued at an annual rate of 0.23%. Future accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. There is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.23% of the Trust’s daily net asset value and such rate may be changed without notice.

Subject to any applicable cap, the Sponsor may charge the Trust a special fee for certain services the Sponsor may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced. Neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue any voluntary assumption of expenses or reimbursement at any time without notice.

The following charges are or may be accrued and paid by the Trust: (a) the Trustee’s fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to Units (whether in Creation Units or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of Units (whether in Creation Units or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust; (h) expenses incurred in contacting Beneficial Owners of Units during the life of the Trust and upon termination of the Trust; (i) brokerage commissions incurred by the Trustee when acquiring or selling Index Securities pursuant to the provisions of the Trust Agreement; and (j) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

The Trust Agreement requires the Trustee to direct its securities transactions only to brokers or dealers, which may include affiliates of the Trustee, from which the Trustee expects to obtain the most favorable prices for execution of orders. The Trustee reviewed the execution services provided by broker-dealers to the Trust, including services of BTIG, LLC and BNY Mellon Capital Markets, LLC, and determined that they were consistent with the requirements of the Trust Agreement. Aggregate annual brokerage commissions paid by the Trust to affiliated brokers of the Trustee are included in Note 8, Related Party Transactions, in the Notes to the Trust’s financial statements.

In addition, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement; (b) federal and state annual registration fees for the issuance of Units; and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing Units and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). With respect to the marketing expenses described in item (c) above, the Sponsor has entered into an agreement with State Street Global Advisors Funds Distributors, LLC (“SSGA FD”), pursuant to which SSGA FD has agreed to market and promote the Trust. SSGA FD is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 0.30% per annum of the daily net asset value of the Trust.

If the income received by the Trust in the form of dividends and other distributions on Portfolio Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses. Otherwise, the Trustee may sell Portfolio Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (a) dividend payments or other income of the Trust when such payments or other income is received, (b) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (c) the sale of Portfolio Securities. Notwithstanding the foregoing, if any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Portfolio Securities to reimburse itself for such advance and any accrued interest thereon. These advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust.

For services performed under the Trust Agreement, the Trustee is paid a fee at an annual rate of 0.10% to 0.14% of the net asset value of the Trust, as shown below, depending on the net asset value of the Trust. The compensation is computed on each Business Day on the basis of the net asset value of the Trust on such day, and the amount thereof is accrued daily and paid monthly. During the first two years of the operation of the Trust, the Trustee’s fee was 0.12% per annum, regardless of the net asset value of the Trust. The Trustee, in its discretion, may also waive all or a portion of such fee.

Trustee Fee Scale

Net Asset Value of the Trust	Fee as a Percentage of Net Asset Value of the Trust
0 - $500,000,000	0.14% per annum*
$500,000,001 - $1,000,000,000	0.12% per annum*
$1,000,000,001 - $30,000,000,000	0.10% per annum*
$30,000,000,001 and above	0.08% per annum*

*	The fee indicated applies to that portion of the net asset value of the Trust that falls in the size category indicated.

As of September 30, 2020 and as of December 31, 2020, the net asset value of the Trust was $14,481,420,430 and $17,695,737,789, respectively. No representation is made as to the actual net asset value of the Trust on any future date, as it is subject to change at any time due to fluctuations in the market value of the Portfolio Securities, or to creations or redemptions made in the future. For the fiscal year ended September 30, 2020, the aggregate dollar amount of fees paid to the Trustee was $15,549,424.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Trust is computed as of the Evaluation Time, as shown under “Portfolio Adjustments — Adjustments to the Portfolio Deposit” on each Business Day. The net asset value of the Trust on a per Unit basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio and other assets and dividing the result by the total number of outstanding Units. For the most recent net asset value information, please go to www.spdrs.com.

The value of the Portfolio is determined by the Trustee in good faith in the following manner. If Portfolio Securities are listed on one or more national securities exchanges, such evaluation is generally based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market therefor or, if there is no such appropriate closing sale price on such exchange, at the closing bid price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the securities are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such closing bid price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable securities, (c) by the Trustee’s appraising the value of the securities in good faith on the bid side of the market, or (d) by any combination thereof.

ADDITIONAL RISK INFORMATION

The following section identifies additional risks. Prospective investors should carefully consider the additional information described below together with the information identified under “Summary — Principal Risks of Investing in the Trust.”

A liquid trading market for certain Portfolio Securities may not exist.    Although all of the Portfolio Securities are listed on a national securities exchange, the existence of a liquid trading market for certain Portfolio Securities may depend on whether dealers will make a market in such stocks. There can be no assurance that a market will be made or maintained for any Portfolio Securities, or that any such market will be or remain liquid. The price at which Portfolio Securities may be sold and the value of the Portfolio will be adversely affected if trading markets for Portfolio Securities are limited or absent.

Asset Category Risk.    The Portfolio Securities may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Trading Issues.    Units are listed for trading on the Exchange under the market symbol “MDY.” Trading in Units on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Units inadvisable. In addition, trading in Units on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Trust will continue to be met or will remain unchanged or that the Units will trade with any volume, or at all, on any stock exchange. The Trust will be terminated if the Units are delisted from the Exchange.

Fluctuation of NAV; Unit Premiums and Discounts.    The NAV of the Units will generally fluctuate with changes in the market value of the Trust’s securities holdings. The market prices of Units will generally fluctuate in accordance with changes in the Trust’s NAV and supply and demand of Units on the Exchange or any other exchange on which Units are traded. It cannot be predicted whether Units will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Units will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. The market prices of Units may deviate significantly from the NAV of the Units during periods of market volatility. While the creation/redemption feature is designed to make it likely that Units normally will trade close to the Trust’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Trust’s NAV. If an investor purchases Units at a time when the market price is at a premium to the NAV of the Units or sells at a time when the market price is at a discount to the NAV of the Units, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

Costs of Buying or Selling Units.    Investors buying or selling Units in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Units. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Units (the “bid” price) and the price at which an investor is willing to sell Units (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Units based on trading volume and market liquidity, and is generally lower if the Trust’s Units have more trading volume and market liquidity and higher if the Trust’s Units have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Units, including bid/ask spreads, frequent trading of Units may significantly reduce investment results and an investment in Units may not be advisable for investors who anticipate regularly making small investments.

Investment in the Trust may have adverse tax consequences.    Investors in the Trust should consider the U.S. federal, state, local and other tax consequences of the ownership and disposition of Units. For a discussion of certain U.S. federal income tax consequences of the ownership and disposition of Units, see “Federal Income Taxes.”

Clearing and settlement of Creation Units may be delayed or fail.    Even if an order is processed through the continuous net settlement clearing process of NSCC, Portfolio Securities or Units, as applicable, may not be delivered on settlement date, due to liquidity or other constraints in the clearing process. Orders expected to settle outside of the continuous net settlement clearing process of NSCC are not covered by NSCC’s guarantee of completion of delivery.

Real Estate Investment Trusts (“REITs”) Risks.    The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning, and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Index’s REIT securities are concentrated in one geographic area or in one property type, the Trust will be particularly subject to the risks associated with that area or property type.

ADDITIONAL INFORMATION REGARDING

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section included in this prospectus entitled “Dividends and Distributions.”

General Policies

The regular quarterly ex-dividend date for Units is the third (3rd) Friday in each of March, June, September and December, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day (“Ex-Dividend Date”). Beneficial Owners reflected on the records of DTC and the DTC Participants on the first (1st) Business Day following the Ex-Dividend Date (“Record Date”) are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the quarterly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such quarterly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per Unit are calculated at least to the nearest 1/100th of $0.01. The payment of dividends is made on the last Business Day in the calendar month following each Ex-Dividend Date (“Dividend Payment Date”). Dividend payments are made through DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee.

Dividends payable to the Trust in respect of Portfolio Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Portfolio, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of Portfolio Securities as dividends or distributions and capital gains resulting from the sale of Portfolio Securities are credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to the account generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee’s annual fee.

Any additional distributions the Trust may need to make so as to qualify for an exemption from tax on its distributed income under the Code and to avoid U.S. federal excise tax would consist of (a) an increase in the distribution scheduled for January to include any amount by which the Trust’s estimated “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and net capital gains for the prior taxable and/or calendar year exceeded the amount of Trust taxable income previously distributed with respect to such taxable year and/or calendar year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after the computation of the actual annual “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and net capital gain of the Trust of the amount, if any, by which such actual income and gain exceeds the distributions already made. The net asset value of the Trust is reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, depends upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of stocks in connection with adjustments to the Portfolio are used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee will have to sell shares of Portfolio Securities sufficient to produce the cash required to make such additional distributions. In selecting the stocks to be sold to produce cash for such distributions, the Trustee chooses among the stocks that are over-weighted in the Portfolio relative to their weightings in the Index first and then from among all other stocks in such a manner to maintain the weightings of Portfolio Securities within the applicable Misweighting Amount.

As specified in the Trust Agreement, the Trustee may declare special dividends if the Trustee deems such action necessary or advisable to preserve the status of the Trust as a RIC or to avoid imposition of income or excise taxes on undistributed income or deems such action otherwise advantageous to the Trust (subject to certain limitations). The Trust Agreement also permits the Trustee to vary the frequency with which periodic distributions are made (e.g., from quarterly to monthly) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to RICs or would otherwise be advantageous to the Trust. In addition, the Trust Agreement permits the Trustee to change the regular ex-dividend date for Units to another date within the month or quarter if it is determined by the Sponsor and the Trustee that such a change would be advantageous to the Trust. Notice of any such variance or change shall be provided to Beneficial Owners via DTC and the DTC Participants.

All distributions are made by the Trustee through DTC and the DTC Participants to Beneficial Owners as recorded on the book entry system of DTC and the DTC Participants. With each distribution, the Trustee furnishes for distribution to Beneficial Owners a statement setting forth the amount being distributed, expressed as a dollar amount per Unit.

The settlement date for the creation of Units or the purchase of Units in the secondary market must occur on or before the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

Any Beneficial Owner interested in acquiring additional Units with proceeds received from distributions described above may elect dividend reinvestment through DTC Participants by means of the Dividend Reinvestment Service, if such service is available through the Beneficial Owner’s broker.

As soon as practicable after notice of termination of the Trust, the Trustee will distribute via DTC and the DTC Participants to each Beneficial Owner redeeming Creation Units before the termination date specified in such notice a portion of Portfolio Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practicable after termination of the Trust, such Beneficial Owner’s pro rata share of the net asset value of the Trust.

INVESTMENT RESTRICTIONS

The Trust is not actively managed and only holds constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Therefore, the Trust is not authorized to invest in the securities of registered investment companies or any other registered or unregistered funds, lend its portfolio securities or other assets, issue senior securities or borrow money for the purpose of investing in securities, purchase securities on margin, sell securities short or invest in derivative instruments, including, without limitation, futures contracts, options or swaps.

INVESTMENTS BY INVESTMENT COMPANIES

Purchases of Units by investment companies are subject to restrictions pursuant to Section 12(d)(1) of the Investment Company Act of 1940. The Trust has received an SEC order that permits registered investment companies to invest in Units beyond these limits, subject to certain conditions and terms. One such condition is that registered investment companies relying on the order must enter into a written agreement with the Trust. This order will be rescinded by the SEC on January 19, 2022, though, effective January 19, 2021, SEC Rule 12d1-4 will allow, subject to certain conditions, other registered investment companies to invest in Units beyond the limits contained in Section 12(d)(1) of the Investment Company Act of 1940. Registered investment companies wishing to learn more about the order and the agreement should telephone 1-866-732-8673.

The Trust itself is also subject to the restrictions of Section 12(d)(1). This means that, absent an exemption or SEC relief, (a) the Trust cannot invest in any registered investment company, to the extent that the Trust would own more than 3% of that registered investment company’s outstanding Units, (b) the Trust cannot invest more than 5% of its total assets in the securities of any one registered investment company, and (c) the Trust cannot invest more than 10% of its total assets in the securities of registered investment companies in the aggregate.

ANNUAL REPORTS

Promptly after the end of each fiscal year, the Trustee furnishes to the DTC Participants for distribution to each person who was a Beneficial Owner of Units at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

BENEFIT PLAN INVESTOR CONSIDERATIONS

In considering the advisability of an investment in Units, fiduciaries of pension, profit sharing or other tax-qualified retirement plans and funded welfare plans or entities whose underlying assets include “plan assets” within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (collectively, “Plans”) subject to the fiduciary responsibility requirements of ERISA, should consider whether an investment in Units (a) is permitted by the documents and instruments governing the Plan, (b) is made solely in the interest of participants and beneficiaries of the Plans, (c) is consistent with the prudence and diversification requirements of ERISA, and that the acquisition and holding of Units does not result in a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code. Individual retirement account (“IRA”) investors and certain other investors not subject to ERISA, such as Keogh Plans, should consider that such arrangements may make only such investments as are authorized by the governing instruments and that IRAs, Keogh Plans and certain other types of arrangements are subject to the prohibited transaction rules of Section 4975 of the Code. Employee benefit plans that are government plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes or other applicable law, which may include restrictions similar to ERISA and Section 4975 of the Code, on investments in Units and the considerations discussed above, to the extent such considerations apply. Each purchaser and transferee of a Unit who is subject to ERISA or Section 4975 of the Code or any similar laws will be deemed to have represented by its acquisition and holding of each Unit that its acquisition and holding of any Units does not give rise to a non-exempt prohibited transaction under ERISA, the Code or any similar law.

As described in the preceding paragraph, ERISA imposes certain duties on Plan fiduciaries, and ERISA and/or Section 4975 of the Code prohibit certain transactions involving “plan assets” between Plans or IRAs and persons who have certain specified relationships to the Plan or IRA (that is, “parties in interest” as defined in ERISA or “disqualified persons” as defined in the Code). The fiduciary standards and prohibited transaction rules that apply to an investment in Units by a Plan will not apply to transactions involving the Trust’s assets because the Trust is an investment company registered under the Investment Company Act of 1940. As such, the Trust’s assets are not deemed to be “plan assets” under ERISA and U.S. Department of Labor regulations by virtue of Plan and/or IRA investments in Units.

Each purchaser or transferee should consult legal counsel before purchasing the Units. Nothing herein shall be construed as a representation that an investment in the

Units would meet any or all of the relevant legal requirements with respect to investments by, or is appropriate for, an employee benefit plan subject to ERISA or Section 4975 of the Code or a similar law.

INDEX LICENSE

A license agreement (the “License Agreement”) between SSGA FD and S&P grants a license to SSGA FD to use the Index and to use certain trade names and trademarks of S&P in connection with the Trust. The Index also serves as a basis for determining the composition of the Portfolio. The Trustee (on behalf of the Trust), the Sponsor and the Exchange have each received a sublicense from SSGA FD for the use of the Index and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of Units. Currently, the License Agreement is scheduled to terminate on November 29, 2031, but its term may be extended without the consent of any of the Beneficial Owners of Units.

None of the Trust, the Trustee, the Exchange, the Sponsor, SSGA FD, the Distributor, DTC, NSCC, any Authorized Participant, any Beneficial Owner of Units or any other person is entitled to use any rights whatsoever under the foregoing licensing arrangements or to use the trademarks “Standard & Poor’s,” “S&P,” “Standard & Poor’s MidCap 400 Index,” “Standard & Poor’s MidCap 400 Depositary Receipts” or “S&P MidCap 400 Index,” or to use the Index except as specifically described in the License Agreement and sublicenses or as may be specified in the Trust Agreement.

THE TRUST IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P DOW JONES INDICES LLC, ITS AFFILIATES, AND/OR THIRD PARTY LICENSORS (INCLUDING, WITHOUT LIMITATION, DOW JONES & COMPANY, INC.) (COLLECTIVELY, FOR PURPOSES OF THIS PARAGRAPH AND THE NEXT PARAGRAPH, “S&P”). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE TRUST OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE TRUST PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK MARKET PERFORMANCE AND/OR TO ACHIEVE ITS STATED OBJECTIVE AND/OR TO FORM THE BASIS OF A SUCCESSFUL INVESTMENT STRATEGY, AS APPLICABLE. S&P’S ONLY RELATIONSHIP TO THE TRUST IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO SSGA FD OR THE TRUST. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE TRUST OR THE OWNERS OF OR INVESTORS IN THE TRUST INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE

THE INDEX. S&P DOW JONES INDICES LLC IS NOT AN ADVISOR TO THE TRUST. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE TRUST OR THE TIMING OF THE ISSUANCE OR SALE OF THE TRUST OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE UNITS ARE ISSUED OR REDEEMED. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE TRUST.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY OR CONDITION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE TRUSTEE, THE TRUST, OWNERS OF OR INVESTORS IN THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX. S&P MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS, WARRANTIES OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS) RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPDR TRADEMARK.    The “SPDR” trademark is used under license from Standard & Poor’s Financial Services LLC. No financial product offered by the Trust or its affiliates is sponsored, endorsed, sold or promoted by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of any financial product or any member of the public regarding the advisability of investing in securities generally or in financial products particularly or the ability of the index on which financial products are based to track general stock market performance. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of financial products. S&P has no obligation or liability in connection with the administration, marketing or trading of financial products. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPONSOR

The Sponsor is a Delaware limited liability company incorporated on April 6, 1998 with offices c/o NYSE Holdings LLC, 11 Wall Street, New York, New York 10005. The Sponsor’s Internal Revenue Service Employer Identification Number is 26-4126158. The Sponsor’s sole business activity is to act as the sponsor of the Trust and two other ETFs. On October 1, 2008, the Sponsor became an indirect wholly-owned subsidiary of NYSE Holdings following the acquisition by NYSE Holdings of the American Stock Exchange LLC and all of its subsidiaries. The Sponsor is an indirect, wholly-owned subsidiary of Intercontinental Exchange, Inc. (“ICE”). ICE is a publicly-traded entity, trading on the New York Stock Exchange under the symbol “ICE.” NYSE Holdings is a “control person” of the Sponsor as such term is defined in the Securities Act of 1933.

The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell Units to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of Units within a specified period.

If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not cured within fifteen (15) Business Days following receipt of notice from the Trustee of such failure, or if the Sponsor resigns, or if the Sponsor is adjudged bankrupt or insolvent, or a receiver of the Sponsor or of its property is appointed, or a trustee or liquidator or any public officer takes charge or control of the Sponsor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or terminate the Trust Agreement and liquidate the Trust. Upon the Trustee’s and a successor Sponsor’s execution of an instrument of appointment and assumption, the successor Sponsor succeeds to all of the rights, powers, duties and obligations of the original Sponsor. The successor Sponsor shall not be under any liability under the Trust Agreement for occurrences or omissions prior to the execution of such instrument. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable, but not exceeding the amounts prescribed by the SEC.

The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust. The Trustee shall terminate the Trust Agreement and liquidate the Trust if, within sixty (60) days following the date on which a notice of resignation was delivered by the Sponsor, a successor Sponsor has not been appointed or the Trustee has not agreed to act as Sponsor.

The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of Units for taking or refraining from taking any action in good faith, or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the purchase, continued holding or sale of any Portfolio Securities. The Trust Agreement further provides that the Sponsor and its directors, shareholders, officers, employees, subsidiaries and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party arising out of or in connection with the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses (including counsel fees) of defending against any claim or liability.

As of January 21, 2021, each of the following persons served as an officer or member of the Sponsor:

Name	Nature of Relationship or Affiliation with Sponsor
Stacey Cunningham	President
Scott Hill	Senior Vice President and Chief Financial Officer
Doug Foley	Senior Vice President, HR & Administration
Martin Hunter	Senior Vice President, Tax & Treasurer
Douglas Yones	Senior Director
Elizabeth King	General Counsel, NYSE & Secretary
Martha Redding	Associate General Counsel & Assistant Secretary
Andrew Surdykowski	Senior Vice President
Sandra Kerr	Assistant Treasurer
Octavia Spencer	Assistant Secretary
NYSE American LLC	Member

The principal business address for each of the officers and members listed above is c/o NYSE Holdings LLC, 11 Wall Street, New York, New York 10005. None of the officers listed above either directly or indirectly owns, controls or holds with power to vote any of the outstanding limited liability company interests of the Sponsor. All of the outstanding limited liability company interests of the Sponsor are owned by NYSE American LLC as the sole member of the Sponsor.

None of the individuals listed above either directly or indirectly owns, controls or holds with power to vote any of the outstanding Units of the Trust.

Other Companies of which Each of the Persons* Named Above is Presently an Officer, Director or Partner
Person Named Above	Name and Principal Business Address of such Other Company	Nature of Business of such Other Company	Nature of Affiliation with such Other Company

Stacey Cunningham**	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	President

Scott Hill***	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Chief Financial Officer

Doug Foley****	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Vice President

Martin Hunter*****	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Vice President, Tax & Treasury

Elizabeth King******	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	Chief Regulatory Officer, ICE & General Counsel & Secretary, NYSE

Martha Redding*******	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	Assistant General Counsel & Assistant Secretary

Andrew Surdykowski********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	General Counsel

Other Companies of which Each of the Persons* Named Above is Presently an Officer, Director or Partner
Person Named Above	Name and Principal Business Address of such Other Company	Nature of Business of such Other Company	Nature of Affiliation with such Other Company

Sandra Kerr *********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Tax Director

Octavia Spencer**********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Associate General Counsel & Corporate Secretary

*	Exclude persons whose affiliation with the Sponsor arises solely by virtue of stock ownership (as defined under Section 2(a)(3)(A) of the Investment Company Act of 1940).
**

In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. Cunningham is the President of NYSE Group, Inc. and a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 16 other subsidiaries of ICE.

***

In addition to his position with the Sponsor, Mr. Hill is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 143 other subsidiaries of ICE.

****

In addition to his position with the Sponsor, Mr. Foley is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 50 other subsidiaries of ICE.

*****

In addition to his position with the Sponsor, Mr. Hunter is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 108 other subsidiaries of ICE.

******

In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. King is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 27 other subsidiaries of ICE.

*******

In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. Redding is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 25 other subsidiaries of ICE.

********

In addition to his position with the Sponsor, Mr. Surdykowski is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 147 other subsidiaries of ICE.

*********	In addition to her positions with the Sponsor, Ms. Kerr is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 93 other subsidiaries of ICE.
**********

In addition to her position with the Sponsor, Ms. Spencer is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 104 other subsidiaries of ICE.

Stacey Cunningham is the President of the NYSE Group, which includes the New York Stock Exchange and a diverse range of equity and equity options exchanges, all wholly owned subsidiaries of ICE. She is the 67th President and the first woman to lead the NYSE Group. Most recently, she was the NYSE Chief Operating Officer where she was responsible for NYSE’s five equity markets and two options markets, leading the company’s strategy for its equities, equity derivatives and exchange-traded funds businesses. Prior to serving as COO, Ms. Cunningham was President of NYSE Governance Services and served as Head of Sales & Relationship Management at NYSE. Before joining NYSE, Ms. Cunningham held several senior positions at Nasdaq. Ms. Cunningham began her career on the NYSE trading floor where she served as a specialist. Ms. Cunningham earned her B.S. in Industrial Engineering from Lehigh University.

Scott Hill has served as Chief Financial Officer of ICE since May 2007. He is responsible for all aspects of ICE’s finance and accounting functions, treasury, tax, audit and controls, business development, human resources and investor relations. Prior to joining ICE, Mr. Hill was Assistant Controller for Financial Forecasts and Measurements at IBM, where he oversaw worldwide financial performance and worked with all global business units and geographies. Mr. Hill began his career at IBM and held various accounting and financial positions in the U.S., Europe, and Japan, including Vice President and Controller of IBM Japan, and Assistant Controller, Financial Strategy and Budgets. He currently serves on the Board of Directors of VVC Exploration Corporation and serves on the Audit Committee. A native of Texas, Mr. Hill earned his BBA from the University of Texas at Austin and completed a Master of Business Administration at the Stern School of Business at New York University.

Doug Foley is Senior Vice President of Human Resources & Administration at ICE. In addition to other duties, he has overall responsibility for ICE’s global human resource and real estate functions. Prior to joining ICE in 2008, Mr. Foley worked in the Performance & Reward practice at Ernst & Young LLP in Atlanta. Mr. Foley previously worked in Global Compensation & Rewards at Delta Air Lines and began his career as a pension actuary, holding various roles at Ernst & Young LLP and Arthur Andersen LLP. Mr. Foley holds a Bachelor of Science in Mathematics and a

Master of Science in Risk Management & Insurance both from Georgia State University.

Martin Hunter is Senior Vice President, Tax & Treasurer of ICE since 2013. Previously he was Vice President, Tax & Treasurer from August 2010 to November 2013.

Douglas Yones is currently the Head of Exchange Traded Products at the New York Stock Exchange, where he oversees the team responsible for the delivery of customized, full service end-to-end capabilities for ETP and Closed End Fund Issuers. Prior to joining the NYSE, Mr. Yones spent 17 years at The Vanguard Group, most recently as the Head of Domestic Equity Indexing/ETF Product Management. From 2007 through 2015, Mr. Yones worked on the development and launch of numerous ETFs in the U.S., U.K. and Canada. He also spent a number of years in Hong Kong, responsible for the development and launch of the regional ETF business for Vanguard in Asia.

Elizabeth King is Chief Regulatory Officer for ICE and General Counsel of NYSE Group, a wholly-owned subsidiary of ICE. As ICE’s CRO, Ms. King oversees the company’s global regulatory and legal affairs initiatives. She also manages the legal department for NYSE Group, which includes its five cash equity and two equity options markets, including the New York Stock Exchange. Prior to joining ICE in March 2014, Ms. King was Deputy General Counsel and Global Head of Regulatory Affairs at securities trading firm KCG Holdings, Inc. Before joining KCG, she was Associate Director, Division of Trading and Markets at the U.S. Securities and Exchange Commission, where she was responsible for the SEC’s regulatory program for oversight of the securities markets. Ms. King holds a J.D. from the University of Pennsylvania, and an A.B. from Duke University.

Martha Redding has been with the Legal Department of the NYSE Group since 2011. She is Associate General Counsel and Assistant Secretary. Prior to joining the NYSE Group, she was Chief Compliance Officer & Associate General Counsel at Financial Security Assurance (now Assured Guaranty Municipal Corp) from 2004-2009.

Andrew Surdykowski is General Counsel of ICE. Mr. Surdykowski oversees ICE’s legal affairs globally, including public company compliance, corporate governance matters and serving as ICE’s key legal advisor. Mr. Surdykowski joined ICE in September 2005. He previously served as Senior Vice President, Associate General Counsel and Assistant Corporate Secretary. Before joining ICE, Mr. Surdykowski was an attorney at McKenna, Long & Aldridge (now known as Dentons), where he practiced in the corporate law group. His experience at McKenna, Long & Aldridge included representing a broad array of clients in matters dealing with securities, mergers and acquisitions, corporate governance, finance and private equity. Mr. Surdykowski holds a law degree from the Georgia State University College of Law and a B.S. in Management from the Georgia Institute of Technology.

Sandra Kerr is Senior Tax Director, Tax Compliance & Audits of Intercontinental Exchange Holdings, Inc. in charge of Federal tax compliance and audits from February 2014 to present. Previously she was Tax Director/Consultant of Steele Consulting LLC providing tax services (via contracting work) to various corporate tax departments from June 2005 to February 2014, primarily for Intercontinental Exchange Holdings, Inc. from 2010 to February 2014 and various other companies from June 2005 to 2010.

Octavia Spencer is Associate General Counsel & Corporate Secretary at ICE. In this role, she focuses on public company compliance and corporate governance matters. Prior to joining ICE in 2014, Ms. Spencer worked as an attorney at McKenna, Long & Aldridge (now known as Dentons) where she practiced in the corporate law group and focused on public company compliance and corporate governance matters, public offerings, private placements and M&A work. Ms. Spencer holds a J.D. from the Duke University School of Law and a Bachelor of Arts degree from the University of North Carolina at Chapel Hill.

NYSE American LLC, formerly NYSE MKT LLC, NYSE Amex and prior to that, the American Stock Exchange, became a wholly-owned subsidiary of NYSE Holdings in 2008.

TRUSTEE

The Trustee is a banking corporation organized under the laws of New York with trust powers. The Trustee’s office is at 240 Greenwich Street, 8th Floor, New York, NY 10286. The Trustee’s Internal Revenue Service Employer Identification Number is 13-5160382. The Trustee is subject to supervision and examination by the Federal Reserve Bank of New York and the New York State Financial Services Department.

The Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing an instrument of resignation and filing such instrument with the Sponsor and mailing a notice of resignation to all DTC Participants reflected on the records of DTC as owning Units for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the acceptance of the appointment as Trustee for the Trust by the successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts promptly to appoint a successor Trustee in the manner and meeting the qualifications provided in the Trust Agreement. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trustee shall terminate the Trust Agreement and liquidate the Trust.

If the Trustee becomes incapable of acting as such, or fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not cured within fifteen (15) Business Days following receipt of notice from the Sponsor of such failure, or is adjudged bankrupt or insolvent, or a receiver of the Trustee or its property is appointed, or a trustee or liquidator or any public officer takes charge or control of such Trustee or of its property or affairs for the purposes of rehabilitation, conservation or liquidation, then the Sponsor may remove the Trustee and appoint a successor Trustee as provided in the Trust Agreement. The successor Trustee shall mail notice of its appointment via the DTC Participants to Beneficial Owners. Upon a successor Trustee’s execution of a written acceptance and acknowledgement of an instrument accepting appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. The Trustee and any successor Trustee must be (a) a bank, trust company, corporation or national banking association organized and doing business under the laws of the United States or any state thereof; (b) authorized under such laws to exercise corporate trust powers; and (c) at all times have an aggregate capital, surplus and undivided profits of not less than $50,000,000.

Beneficial Owners of 51% of the then outstanding Units may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above and in the Trust Agreement.

The Trust Agreement limits the Trustee’s liabilities. It provides, among other things, that the Trustee is not liable for (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or securities or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale by the Trustee of any Portfolio Securities; and (c) any taxes or other governmental charges imposed upon or in respect of Portfolio Securities or upon the income thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction, and the Trustee shall be reimbursed from the Trust for all such taxes and any related expense.

The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or incurred without reckless disregard of such party’s duties and obligations arising out of or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

The Trustee, directly or through Depository Trust Company, has possession of all securities and other property in which the Trust invests, all funds held for such investment, all equalization, redemption, and other special funds of the Trust, and all income upon, accretions to, and proceeds of such property and funds. The Trustee segregates, by recordation on its books and records, all securities and/or property held for the Trust. All cash is held on deposit for the Trust and, to the extent not required for reinvestment or payment of Trust expenses, is distributed periodically to Unitholders.

DEPOSITORY

DTC is a limited purpose trust company and member of the Federal Reserve System.

DISTRIBUTOR

The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1290 Broadway, Suite 1000, Denver, CO 80203. The Distributor is a registered broker-dealer and a member of FINRA. The Sponsor pays the Distributor for its services a flat annual fee of $35,000. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.

TRUST AGREEMENT

Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship that all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting. The Trustee shall not be liable to any person for any action or failure to take any action with respect to such voting matters.

The death or incapacity of any Beneficial Owner does not operate to terminate the Trust nor entitle such Beneficial Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

Amendments to the Trust Agreement

The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision that may be defective or inconsistent or to make such other provisions as will not adversely affect the interests of Beneficial Owners; (b) to change any provision as may be required by the SEC; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the

Trust as a “regulated investment company” under the Code; (d) to add or change any provision as may be necessary to implement a dividend reinvestment plan or service; (e) to add or change any provision as may be necessary or advisable if NSCC or DTC is unable or unwilling to continue to perform its functions; (f) to add or change any provision to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by S&P in its method of determining the Index; and (g) to make changes to the Transaction Fee and related amounts as long as they do not exceed 0.30% of the NAV of the Trust per year. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding Units to add provisions to, or change or eliminate any of the provisions of, the Trust Agreement or to modify the rights of Beneficial Owners, although the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding Units if such amendment would (a) permit the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (b) reduce the interest of any Beneficial Owner in the Trust; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment.

Promptly after the execution of an amendment, the Trustee inquires of each DTC Participant, either directly or through a third party, as to the number of Beneficial Owners for whom such DTC Participant holds Units, and provides each such DTC Participant or third party with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to Beneficial Owners.

Termination of the Trust Agreement

The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the net asset value of the Trust is less than $100,000,000, as adjusted for inflation in accordance with the CPI-U at the end of each year from (and including) 1999.

The Trust may be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding Units; (b) if DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to Units, or if the Trustee is no longer a participant in NSCC; (d) if S&P ceases publishing the Index; or (e) if the License Agreement is terminated. The Trust will be terminated if Units are delisted from the Exchange. The Trust is scheduled to terminate on the first to occur of (a) April 27, 2120 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993.

The Trust will terminate if either the Sponsor or the Trustee resigns and a successor is not appointed. The Trust will also terminate if the Trustee is removed or the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties required under the Trust Agreement and a successor is not appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trust is terminated as described above.

Prior written notice of the termination of the Trust must be given at least twenty (20) days before termination of the Trust to all Beneficial Owners. The notice must set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of Units (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the Units held, and the date upon which the books of the Trust shall be closed. The notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, and that, as of the date thereof and thereafter, the portfolio of stocks delivered upon redemption shall be identical in composition and weighting to Portfolio Securities as of such date rather than the stock portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of Creation Units may, in advance of the Termination Date, redeem in kind directly from the Trust.

Within a reasonable period after the Termination Date, the Trustee shall, subject to any applicable provisions of law, sell all of the Portfolio Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred because of any such sale. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a stock, the closing or restriction of trading on a stock exchange, the outbreak of hostilities or the collapse of the economy. The Trustee shall deduct from the proceeds of sale its fees and all other expenses and transmit the remaining amount to DTC for distribution, together with a final statement setting forth the computation of the gross amount distributed. Units not redeemed before termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of Portfolio Securities, with no minimum aggregation of Units required.

LEGAL OPINION

The legality of the Units offered hereby has been passed upon by Davis Polk & Wardwell LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AND FINANCIAL STATEMENTS

The financial statements as of September 30, 2020 included in this prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts, given on the authority of said firm as experts in auditing and accounting.

CODE OF ETHICS

The Trust has adopted a code of ethics in compliance with Rule 17j-1 requirements under the Investment Company Act of 1940. Subject to pre-clearance, reporting, certification and other conditions and standards, the code permits personnel subject to the code, if any, to invest in Index Securities for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the SEC and available on the SEC’s Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

INFORMATION AND COMPARISONS RELATING TO

SECONDARY MARKET TRADING AND PERFORMANCE

One important difference between Units and conventional mutual fund shares is that Units are available for purchase or sale on an intraday basis on the Exchange at market prices. In contrast, shares in a conventional mutual fund may be purchased or redeemed only at a price at, or related to, the closing net asset value per share, as determined by the fund. The table below illustrates the distribution relationship of bid/ask spreads to NAV for 2020. This table should help investors evaluate some of the advantages and disadvantages of Units relative to mutual fund shares purchased and redeemed at prices at, or related to, the closing net asset value per share. Specifically, the table illustrates in an approximate way the risks of purchasing or selling Units at prices less favorable than closing NAV and, correspondingly, the opportunities to purchase or sell at prices more favorable than closing NAV.

For the most recent information regarding the Trust’s NAV, market price, premiums and discounts, and bid/ask spreads, please go to www.spdrs.com.

Frequency Distribution of Discounts and Premiums for the Trust:

Bid/Ask Price vs. NAV as of 12/31/20(1)(2)

Range		Calendar Quarter Ending 3/31/2020	Calendar Quarter Ending 6/30/2020	Calendar Quarter Ending 9/30/2020	Calendar Quarter Ending 12/31/2020	Calendar Year 2020
> 200 Basis Points	Days %	0	0	0	0	0
		0.0%	0.0%	0.0%	0.0%	0.0%
150 — 200	Days %	1	0	0	0	1
Basis Points		1.6%	0.0%	0.0%	0.0%	0.4%
100 — 150	Days %	0	0	0	0	0
Basis Points		0.0%	0.0%	0.0%	0.0%	0.0%
50 — 100	Days %	1	0	0	0	1
Basis Points		1.6%	0.0%	0.0%	0.0%	0.4%
25 — 50	Days %	0	0	0	0	0
Basis Points		0.0%	0.0%	0.0%	0.0%	0.0%
0 — 25	Days %	28	32	42	46	148
Basis Points		45.2%	50.8%	65.6%	70.8%	58.3%
Total Days	Days %	30	32	42	46	150
at Premium		48.4%	50.8%	65.6%	70.8%	59.1%
Closing Price	Days %	0	0	1	0	1
Equal to NAV		0.0%	0.0%	1.6%	0.0%	0.4%
Total Days	Days %	32	31	21	19	103
at Discount		51.6%	49.2%	32.8%	29.2%	40.6%
0 — -25	Days %	29	31	21	18	99
Basis Points		46.8%	49.2%	32.8%	27.7%	39.0%
-25 — -50	Days %	1	0	0	1	2
Basis Points		1.6%	0.0%	0.0%	1.5%	0.8%
-50 — -100	Days %	1	0	0	0	1
Basis Points		1.6%	0.0%	0.0%	0.0%	0.4%
-100 — -150	Days %	1	0	0	0	1
Basis Points		1.6%	0.0%	0.0%	0.0%	0.4%
-150 — -200	Days %	0	0	0	0	0
Basis Points		0.0%	0.0%	0.0%	0.0%	0.0%
< -200	Days %	0	0	0	0	0
Basis Points		0.0%	0.0%	0.0%	0.0%	0.0%

Close was within 0.25% of NAV better than 97.6% of the time throughout 2020.

(1)	Source: NYSE Holdings LLC

(2)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m.

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)

as of 12/31/20*

Cumulative Total Return

	1 Year	5 Year	10 Year
Trust
Return Based on NAV(2)(3)(4)(5)	13.33%	76.28%	188.65%
Return Based on Bid/Ask Price(2)(3)(4)(5)	13.38%	76.41%	188.65%
Index	13.66%	79.00%	197.24%

Average Annual Total Return**

	1 Year	5 Year	10 Year
Trust
Return Based on NAV(2)(3)(4)(5)	13.33%	12.01%	11.18%
Return Based on Bid/Ask Price(2)(3)(4)(5)	13.38%	12.02%	11.18%
Index	13.66%	12.35%	11.51%

(1)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m.

(2)	Total return figures have been calculated in the manner described above in “Summary — Trust Performance.”

(3)	Includes all applicable ordinary operating expenses set forth above in “Summary — Fees and Expenses of the Trust.”

(4)

Does not include the Transaction Fee which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed above in “Purchases and Redemptions of Creation Units.” If these amounts were reflected, returns to such persons would be less than those shown.

(5)

Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of Units in the secondary market as discussed above in “Exchange Listing and Trading — Secondary Trading on Exchanges.” If these amounts were reflected, returns to such persons would be less than those shown.

*	Source: NYSE Holdings LLC and The Bank of New York Mellon.

**	Total returns assume that dividends and capital gain distributions have been reinvested in the Trust at the NAV.

SPDR S&P MIDCAP 400 ETF TRUST (“MDY”)

SPONSOR: PDR SERVICES LLC

This prospectus does not include all of the information with respect to MDY set forth in its Registration Statement filed with the SEC in Washington, D.C. under the:

•	Securities Act of 1933 (File No. 33-89088) and

•	Investment Company Act of 1940 (File No. 811-08972).

To obtain copies from the SEC at prescribed rates —

CALL: 1-800-SEC-0330

VISIT: http://www.sec.gov

No person is authorized to give any information or make any representation about MDY not contained in this prospectus, and you should not rely on any other information. Read and keep both parts of this prospectus for future reference.

PDR Services LLC has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering the Units. While this prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.

Prospectus dated January 21, 2021

CONTENTS OF REGISTRATION STATEMENT

This amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

The facing sheet.

The cross-reference sheet.

The prospectus.

The undertaking to file reports.

The signatures.

Written consents of the following persons:

PricewaterhouseCoopers LLP (included in Exhibit 99.C1)

Davis Polk & Wardwell LLP (included in Exhibit 99.2)

The following exhibits:

EX-99.2	— Opinion of Counsel as to legality of securities being registered and consent of Counsel (1)

EX-99.A1(1)	— Standard Terms and Conditions of Trust dated as of April 1, 1995 and effective April 27, 1995, between PDR Services Corporation, as Sponsor and The Bank of New York, as Trustee (P) (2)

EX-99.A1(2)	— Amendment dated as of January 26, 2006 and effective January 27, 2006 to the Standard Terms and Conditions of Trust dated as of April 1, 1995 and effective April 27, 1995, between PDR Services LLC, as Sponsor and The Bank of New York, as Trustee (3)

EX-99.A1(3)	— Amendment dated as of February 1, 2009 and effective February 13, 2009 to the Standard Terms and Conditions of Trust dated as of April 1, 1995 and effective April 27, 1995, as amended, between PDR Services LLC, as Sponsor and The Bank of New York Mellon, as Trustee (4)

EX-99.A1(4)	— Amendment No. 6 dated as of January 1, 2010 and effective January 27, 2010 to the Standard Terms and Conditions of Trust dated as of April 1, 1995 and effective April 27, 1995, as amended, between PDR Services LLC, as Sponsor and The Bank of New York Mellon, as Trustee (5)

EX-99.A1(5)	— Amendment No. 7 dated as of August 22, 2017 and effective September 5, 2017 to the Standard Terms and Conditions of Trust dated as of April 1, 1995 and effective April 27, 1995, as amended, between PDR Services LLC, as Sponsor and The Bank of New York Mellon, as Trustee (15)

EX-99.A1(6)	— Amendment No. 8 dated as of December 19, 2019 and effective February 1, 2020 to the Standard Terms and Conditions of Trust dated as of April 1, 1995 and effective April 27, 1995, as amended, between PDR Services LLC, as Sponsor and The Bank of New York Mellon, as Trustee (17)

EX-99.A1(7)	— Trust Indenture and Agreement dated and effective April 27, 1995 between PDR Services Corporation, as Sponsor and The Bank of New York, as Trustee (P) (2)

EX-99.A1(8)	— Amendment dated as of December 29, 1995 to the Standard Terms and Conditions of Trust dated as of April 1, 1995 and to the Trust Indenture and Agreement dated April 27, 1995 between PDR Services Corporation, as Sponsor and The Bank of New York, as Trustee (6)

EX-99.A1(9)	— Amendment dated as of September 1, 1997 and effective September 30, 1997 to the Standard Terms and Conditions of Trust dated as of April 1, 1995 and to the Trust Indenture and Agreement dated April 27, 1995 between PDR Services Corporation, as Sponsor and The Bank of New York, as Trustee (7)

EX-99.A1(10)	— Amendment dated as of January 1, 1999 and effective January 25, 1999 to the Standard Terms and Conditions of Trust dated as of April 1, 1995 and to the Trust Indenture and Agreement dated April 27, 1995 between PDR Services LLC, as Sponsor and The Bank of New York, as Trustee (8)

EX-99.A3	— Distribution Agreement dated and effective April 16, 2018 (16)

EX-99.A4(1)	— Form of Global Certificates (5)

EX-99.A4(2)	— Form of Participant Agreement (1)

EX-99.A4(3)	— Sublicense Agreement entered into as of November 1, 2005 by and among PDR Services LLC, as Sublicensee, State Street Global Markets, LLC, as Licensee, and Standard & Poor’s (11)

EX-99.A4(4)	— Sublicense Agreement entered into as of November 1, 2005 by and among Bank of New York, as Sublicensee, State Street Global Markets, LLC, as Licensee, and Standard & Poor’s (11)

EX-99.A4(5)	— License Agreement entered into as of September 19, 1994 by and between Standard & Poor’s, the American Stock Exchange, Inc., and PDR Services Corporation (P) (2)

EX-99.A6(1)	— Amended and Restated Certificate of Formation of PDR Services LLC (13)

EX-99.A6(2)	— Amended and Restated Limited Liability Company Agreement of PDR Services LLC (13)

EX-99.A9(1)	— Chief Compliance Officer Services Agreement dated and effective October 5, 2004 (12)

EX-99.A9(2)	— Addendum to Chief Compliance Officer Services Agreements dated and effective September 1, 2006 (12)

EX-99.A9(3)	— Amendment to Chief Compliance Officer Services Agreement dated October 1, 2009 (12)

EX-99.A9(4)	— Amendment 3 to Chief Compliance Officer Services Agreement effective January 1, 2021 (1)

EX-99.A9(5)	— Depository Agreement among The Bank of New York, as Trustee, PDR Services Corporation, as Sponsor and The Depository Trust Company as the Depository, dated April 17, 1995 (P) (2)

EX-99.A11(1)	— Code of Ethics dated January 26, 2012, amended as of December 8, 2015 (14)

EX-99.A11(2)	— Code of Ethics of Distributor dated May 1, 2010, amended as of July 1, 2020 (1)

EX-99.C1	— Consent of Independent Registered Public Accounting Firm (1)
(1)	Filed herewith.
(2)	Filed on April 27, 1995 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(3)	Filed on January 27, 2006 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(4)	Filed on February 24, 2009 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(5)	Filed on January 27, 2010 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(6)	Filed on January 19, 1996 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(7)	Filed on September 30, 1997 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(8)	Filed on January 26, 1999 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(9)	Filed on November 28, 2011 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(10)	Filed on January 27, 2011 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(11)	Filed on January 26, 2007 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(12)	Filed on January 26, 2012 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(13)	Filed on January 25, 2013 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.

(14)	Filed on January 22, 2016 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(15)	Filed on January 25, 2018 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(16)	Filed on January 18, 2019 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(17)	Filed on January 21, 2020 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.

FINANCIAL STATEMENTS

1.	Statement of Financial Condition of the Trust as shown in the current prospectus for this series herewith.

2.	Financial Statements of the Depositor:

PDR Services LLC—Financial Statements, as part of Intercontinental Exchange, Inc.’s current consolidated financial statements incorporated by reference to Form 10-K dated February 6, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, SPDR S&P MidCap 400 ETF Trust, certifies that it meets all of the requirements for effectiveness of this Post Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, and State of New York, on the 21st day of January, 2021.

SPDR S&P MIDCAP 400 ETF TRUST
(Registrant)

By: PDR Services LLC

By:	/s/ Stacey Cunningham

Name: Stacey Cunningham
Title: President

Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment to the Registration Statement has been signed below on behalf of PDR Services LLC, the Depositor, by the following persons in the capacities and on the date indicated.

PDR SERVICES LLC

Name	Title/Office	Date

/s/ Stacey Cunningham	President of PDR Services LLC	January 21, 2021
Stacey Cunningham

/s/ Scott Hill Scott Hill	Chief Financial Officer of PDR Services LLC	January 21, 2021

/s/ Douglas Yones Douglas Yones	Senior Director of PDR Services LLC	January 21, 2021

EXHIBIT INDEX

EX-99.2	— Opinion of Counsel as to legality of securities being registered and consent of Counsel (1)

EX-99.A1(1)	— Standard Terms and Conditions of Trust dated as of April 1, 1995 and effective April 27, 1995, between PDR Services Corporation, as Sponsor and The Bank of New York, as Trustee (P) (2)

EX-99.A1(2)	— Amendment dated as of January 26, 2006 and effective January 27, 2006 to the Standard Terms and Conditions of Trust dated as of April 1, 1995 and effective April 27, 1995, between PDR Services LLC, as Sponsor and The Bank of New York, as Trustee (3)

EX-99.A1(3)	— Amendment dated as of February 1, 2009 and effective February 13, 2009 to the Standard Terms and Conditions of Trust dated as of April 1, 1995 and effective April 27, 1995, as amended, between PDR Services LLC, as Sponsor and The Bank of New York Mellon, as Trustee (4)

EX-99.A1(4)	— Amendment No. 6 dated as of January 1, 2010 and effective January 27, 2010 to the Standard Terms and Conditions of Trust dated as of April 1, 1995 and effective April 27, 1995, as amended, between PDR Services LLC, as Sponsor and The Bank of New York Mellon, as Trustee (5)

EX-99.A1(5)	— Amendment No. 7 dated as of August 22, 2017 and effective September 5, 2017 to the Standard Terms and Conditions of Trust dated as of April 1, 1995 and effective April 27, 1995, as amended, between PDR Services LLC, as Sponsor and The Bank of New York Mellon, as Trustee (15)

EX-99.A1(6)	— Amendment No. 8 dated as of December 19, 2019 and effective February 1, 2020 to the Standard Terms and Conditions of Trust dated as of April 1, 1995 and effective April 27, 1995, as amended, between PDR Services LLC, as Sponsor and The Bank of New York Mellon, as Trustee (17)

EX-99.A1(7)	— Trust Indenture and Agreement dated and effective April 27, 1995 between PDR Services Corporation, as Sponsor and The Bank of New York, as Trustee (P) (2)

EX-99.A1(8)	— Amendment dated as of December 29, 1995 to the Standard Terms and Conditions of Trust dated as of April 1, 1995 and to the Trust Indenture and Agreement dated April 27, 1995 between PDR Services Corporation, as Sponsor and The Bank of New York, as Trustee (6)

EX-99.A1(9)	— Amendment dated as of September 1, 1997 and effective September 30, 1997 to the Standard Terms and Conditions of Trust dated as of April 1, 1995 and to the Trust Indenture and Agreement dated April 27, 1995 between PDR Services Corporation, as Sponsor and The Bank of New York, as Trustee (7)

EX-99.A1(10)	— Amendment dated as of January 1, 1999 and effective January 25, 1999 to the Standard Terms and Conditions of Trust dated as of April 1, 1995 and to the Trust Indenture and Agreement dated April 27, 1995 between PDR Services LLC, as Sponsor and The Bank of New York, as Trustee (8)

EX-99.A3	— Distribution Agreement dated and effective April 16, 2018 (16)

EX-99.A4(1)	— Form of Global Certificates (5)

EX-99.A4(2)	— Form of Participant Agreement (1)

EX-99.A4(3)	— Sublicense Agreement entered into as of November 1, 2005 by and among PDR Services LLC, as Sublicensee, State Street Global Markets, LLC, as Licensee, and Standard & Poor’s (11)

EX-99.A4(4)	— Sublicense Agreement entered into as of November 1, 2005 by and among Bank of New York, as Sublicensee, State Street Global Markets, LLC, as Licensee, and Standard & Poor’s (11)

EX-99.A4(5)	— License Agreement entered into as of September 19, 1994 by and between Standard & Poor’s, the American Stock Exchange, Inc., and PDR Services Corporation (P) (2)

EX-99.A6(1)	— Amended and Restated Certificate of Formation of PDR Services LLC (13)

EX-99.A6(2)	— Amended and Restated Limited Liability Company Agreement of PDR Services LLC (13)

EX-99.A9(1)	— Chief Compliance Officer Services Agreement dated and effective October 5, 2004 (12)

EX-99.A9(2)	— Addendum to Chief Compliance Officer Services Agreements dated and effective September 1, 2006 (12)

EX-99.A9(3)	— Amendment to Chief Compliance Officer Services Agreement dated October 1, 2009 (12)

EX-99.A9(4)	— Amendment 3 to Chief Compliance Officer Services Agreement effective January 1, 2021 (1)

EX-99.A9(5)	— Depository Agreement among The Bank of New York, as Trustee, PDR Services Corporation, as Sponsor and The Depository Trust Company as the Depository, dated April 17, 1995 (P) (2)

EX-99.A11(1)	— Code of Ethics dated January 26, 2012, amended as of December 8, 2015 (14)

EX-99.A11(2)	— Code of Ethics of Distributor dated May 1, 2010, amended as of July 1, 2020 (1)

EX-99.C1	— Consent of Independent Registered Public Accounting Firm (1)

(1)	Filed herewith.
(2)	Filed on April 27, 1995 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(3)	Filed on January 27, 2006 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(4)	Filed on February 24, 2009 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(5)	Filed on January 27, 2010 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(6)	Filed on January 19, 1996 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(7)	Filed on September 30, 1997 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(8)	Filed on January 26, 1999 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(9)	Filed on November 28, 2011 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(10)	Filed on January 27, 2011 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(11)	Filed on January 26, 2007 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(12)	Filed on January 26, 2012 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(13)	Filed on January 25, 2013 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(14)	Filed on January 22, 2016 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(15)	Filed on January 25, 2018 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(16)	Filed on January 18, 2019 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.
(17)	Filed on January 21, 2020 with registrant’s Registration Statement on Form S-6 (File Nos. 33-89088 and 811-08972) and incorporated by reference herein.